UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  7/31/2012

Item 1.  Reports to Stockholders.

July 31, 2012

Oppenheimer New Jersey Municipal Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and

Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Hospital/Healthcare	18.9%
Tobacco-Master Settlement Agreement	9.0
Sales Tax Revenue	7.5
Education	7.0
General Obligation	6.5
Adult Living Facilities	5.6
Marine Aviation Facilities	5.6
Student Loans	5.1
Highways/Commuter Facilities	5.0
Municipal Leases	4.1

Portfolio holdings are subject to change. Percentages are as of July 31, 2012, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	0.1%
AA	17.8
A	21.1
BBB	36.0
BB and lower	13.0
Unrated	12.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.

Management’s Discussion of Fund Performance. In the reporting period ended July 31, 2012, Oppenheimer New Jersey Municipal Fund benefited from a rally in the municipal market and produced an annual total return of 16.21% at net asset value (10.69% with sales charge).

The charts on pages 14 to 17 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives and believe that this Fund’s investments offer structural advantages that can help shareholders achieve their investment goals over the long term.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 25.0% of the Fund’s net assets on July 31, 2012. The Fund’s holdings come from many different sectors, including the sales tax revenue sector, as well as general obligation debt. These investments are supported by taxes and other revenues designed to help finance electric utilities, highways and education.

The Fund’s investments in bonds issued in Puerto Rico, including bonds in the sales tax revenue sector (7.5% of the Fund’s total assets as of July 31, 2012), contributed positively to total return this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience, as well as the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. This discipline has helped Puerto Rico significantly reduce pressure on its municipal bonds. The administration proposed another deficit budget for the fiscal year that began July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years.

Bond sales have remained strong, despite concerns raised over credit quality. In a period of low issuance, the Puerto Rico Aqueduct and Sewer Authority came to market in February 2012 with $1.8 billion in senior-lien revenue bonds, the largest scheduled sale in the long-term market to date for the year. It came to market once again in March 2012, with another significant sale for $2.3 billion in public improvement refunding bonds, an increase from the anticipated $1.5 billion priced ahead of schedule.

10	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

During this reporting period, both S&P and Moody’s revised their outlooks on general obligation debt issued by the Commonwealth. As of July 31, 2012, the S&P rating was BBB and the Moody's rating was Baa1, both with negative outlooks. While the ratings agencies have raised concerns about the fiscal environment’s potential to delay structurally balanced budgets in the near future, our stance remains bullish. The Fund’s Puerto Rico holdings contributed positively to the Fund’s total return this reporting period, and we continue to remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.

As of July 31, 2012, the Fund was invested in the hospital/healthcare sector, representing 18.9% of the Fund’s total assets and comprising the Fund’s largest industry sector. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as many politicians, lobbyists, activists and others continued to argue about the constitutionality of the Affordable Care Act of 2010. On June 28, 2012, the Supreme Court upheld the “individual mandate,” which was considered the most controversial element of the Act. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation. However, none of these developments has changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed strongly to the Fund’s total return this reporting period.

The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 9.0% of the Fund’s total assets and contributed positively to Fund performance.5

As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

5. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

11	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

The Fund continued to favor the education sector this reporting period, which constituted 7.0% of total assets as of July 31, 2012. The bonds we hold in this sector have regularly provided high levels of tax-free income and during this reporting period, they contributed positively to the Fund’s total return.

General obligation debt backed by the full faith and taxing authority of the state and local governments represented 6.5% of the Fund’s total assets as of July 31, 2012. New Jersey officials consistently safeguarded the debt service payments on their general obligation bonds this reporting period, while working to resolve their ongoing budget challenges.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In periods of low short-term interest rates, inverse floaters generally offer very attractive levels of tax-free income. These securities contributed positively to the Fund’s total return this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition—as well as our time-tested strategies—will continue to benefit long-term investors through interest rate and economic cycles.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2012. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a

12	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

13	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 7/31/12

1-Year  10.69%       5-Year   2.76%      10-Year  5.01%

14	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 7/31/12

1-Year  10.20%       5-Year  2.60%      10-Year  5.04%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

15	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 7/31/12

1-Year  14.32%       5-Year  2.97%      10-Year  4.73%

16	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  16.34%      Since Inception (11/29/10)  11.73%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

17	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer New Jersey Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

18	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,064.90	$4.68
Class B	1,000.00	1,060.50	8.85
Class C	1,000.00	1,060.80	8.59
Class Y	1,000.00	1,065.50	4.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.34	4.58
Class B	1,000.00	1,016.31	8.66
Class C	1,000.00	1,016.56	8.41
Class Y	1,000.00	1,020.98	3.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.72
Class C	1.67
Class Y	0.78

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2012

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—106.7%
New Jersey—78.8%
$ 10,000	Atlantic City, NJ Municipal Utilities Authority[1]	4.625%	05/01/2017	$10,050
305,000	Atlantic County, NJ Utilities Authority Solid Waste[1]	7.125	03/01/2016	305,918
3,335,000	Bayonne, NJ Parking Authority (City Parking)	5.000	06/15/2027	3,247,790
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	7,111,334
10,000	Bergen County, NJ HDC	6.750	10/01/2018	10,035
50,000	Berkeley, NJ HFC (Bayville Hsg.)	5.750	08/01/2014	50,183
140,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	143,567
190,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	194,110
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	64,861
10,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2019	10,020
60,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	60,070
40,000	Delaware River Port Authority PA/NJ1	5.200	01/01/2027	40,077
1,530,000	Delaware River Port Authority PA/NJ1	5.625	01/01/2026	1,533,534
25,000	Delaware River Port Authority PA/NJ1	5.700	01/01/2023	25,068
2,050,000	Delaware River Port Authority PA/NJ1	5.700	01/01/2022	2,055,494
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	291,183
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,045
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,206
5,000	Highlands, NJ Board of Education COP	6.375	02/15/2017	5,015
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,196,290
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,686,000
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,397,900
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	3,078,313
300,000	Irvington Township, NJ GO1	5.000	07/15/2033	302,652
5,000	Jackson, NJ Township Municipal Utilities Authority	5.500	12/01/2015	5,018
95,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	95,224
100,000	Middlesex County, NJ COP[1]	5.000	02/15/2019	100,309
70,000	Middlesex County, NJ COP[1]	5.000	08/01/2031	70,047
485,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2015	322,976
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2020	317,950

21	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000%		01/01/2032	$1,629,473
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.125		01/01/2037	707,476
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500		09/01/2030	20,030
150,000	Middlesex County, NJ Pollution Control Authority (Amerada Hess Corp.)[1]	5.750		09/15/2032	150,413
40,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	40,082
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	520,877
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	702,453
300,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2031	344,685
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400		01/20/2034	50,100
2,875,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750		12/01/2038	3,631,700
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,312,042
750,000	NJ EDA[1]	5.000		06/15/2029	823,800
2,045,000	NJ EDA (American Airlines)[2]	7.100		11/01/2031	953,461
50,000	NJ EDA (Bristol Glen)[1]	5.750		07/01/2029	50,021
755,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2018	755,015
25,000	NJ EDA (Cadbury at Cherry Hill)	5.500		07/01/2028	23,173
300,000	NJ EDA (Chilton Memorial Hospital)[1]	5.500		07/01/2029	321,978
25,000	NJ EDA (Consumers New Jersey Water Company)	5.100		09/01/2032	25,146
2,500,000	NJ EDA (Continental Airlines)[1]	6.250		09/15/2019	2,510,075
3,000,000	NJ EDA (Continental Airlines)[1]	6.400		09/15/2023	3,012,420
11,430,000	NJ EDA (Continental Airlines)[1]	7.000		11/15/2030	11,473,777
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,148,360
175,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	175,441
135,000	NJ EDA (Devereux Foundation)[1]	5.450		05/01/2027	135,186
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,832,638
2,339,945	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750		03/01/2021	23,376
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,194,160
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)	8.000		05/01/2044	2,194,160
2,000,000	NJ EDA (Engel Burman at Woodcliff Lake)[3]	8.000		05/01/2044	2,194,160
6,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	6,092,220
17,975,000	NJ EDA (Hamilton Care)	6.650		11/01/2037	18,592,981
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,051,617
10,000	NJ EDA (Hillcrest Health Service)	7.250	[4]	01/01/2018	7,908
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	4,895,633

22	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New Jersey Continued
$ 2,060,000	NJ EDA (Keswick Pines)	5.700%	01/01/2018	$2,060,906
6,655,000	NJ EDA (Keswick Pines)	5.750	01/01/2024	6,654,800
30,000	NJ EDA (Kullman Associates)[5]	6.125	06/01/2018	22,883
110,000	NJ EDA (Kullman Associates)[5]	6.750	07/01/2019	83,884
160,000	NJ EDA (Leisure Park)	5.875	12/01/2027	160,024
90,000	NJ EDA (Liberty State Park Lease Rental)	5.750	03/15/2022	90,334
50,000	NJ EDA (Liberty State Park)	5.700	03/15/2016	50,204
810,000	NJ EDA (Lions Gate)	5.750	01/01/2025	820,595
1,345,000	NJ EDA (Lions Gate)	5.875	01/01/2037	1,351,819
30,000	NJ EDA (Manchester Manor)[1]	6.700	08/01/2022	30,092
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750	11/01/2024	1,030,530
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800	11/01/2031	1,232,136
2,550,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500	06/01/2031	2,579,325
1,000,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	1,011,880
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	90,100
55,000	NJ EDA (Middlesex Water Company)[1]	5.200	10/01/2022	55,104
1,535,000	NJ EDA (Middlesex Water Company)[1]	5.250	02/01/2029	1,536,013
4,400,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2029	4,688,992
330,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	353,420
3,925,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2033	4,203,557
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750	06/01/2031	2,798,700
5,000	NJ EDA (New Jersey American Water Company)[1]	5.250	11/01/2032	5,072
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600	11/01/2034	6,066,502
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700	10/01/2039	4,874,741
125,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000	12/01/2038	126,528
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,088
145,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	145,425
400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	419,904
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	1,448,342
3,995,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	3,998,236
280,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	280,227
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000	07/01/2032	685,737
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100	07/01/2044	1,992,055
5,520,000	NJ EDA (Pingry School)	5.000	11/01/2038	5,524,250
905,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)[1]	5.375	12/01/2018	905,353

23	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 5,000,000	NJ EDA (School Facilities Construction)[1]	5.125%		03/01/2028	$5,407,850
17,430,000	NJ EDA (School Facilities Construction)[1]	5.125		03/01/2030	18,737,424
2,500,000	NJ EDA (School Facilities Construction)[1]	5.250		09/01/2023	3,029,800
8,000,000	NJ EDA (School Facilities Construction)[1]	5.750		09/01/2023	9,981,680
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,182,830
4,000,000	NJ EDA (Seeing Eye)[1]	5.000		06/01/2032	4,619,600
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[4]	07/01/2018	41,027
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[4]	07/01/2021	45,145
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[4]	07/01/2020	18,371
10,000	NJ EDA (The Presbyterian Home at Montgomery)	6.250		11/01/2020	10,014
115,000	NJ EDA (The Presbyterian Home at Montgomery)	6.375		11/01/2031	114,976
20,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125		07/01/2018	20,014
50,000	NJ EDA (United Water New Jersey)[1]	5.500		07/01/2039	53,143
480,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2023	485,093
615,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.500		12/01/2027	622,786
20,000	NJ EDA (University of Medicine and Dentistry of New Jersey)	5.750		06/01/2016	20,059
45,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	6.000		06/01/2021	45,103
2,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250		11/15/2026	2,564,375
3,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250		11/15/2036	3,533,810
660,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250		07/01/2032	664,726
16,410,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000		07/01/2025	16,740,497
1,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,837,486
300,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250		07/01/2027	323,445
40,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2018	40,109
30,000	NJ Educational Facilities Authority (Kean University)[1]	5.000		07/01/2021	30,056
1,000,000	NJ Educational Facilities Authority (Princeton Theological Seminary)[1]	5.000		07/01/2026	1,043,510
855,000	NJ Educational Facilities Authority (Ramapo College)[1]	5.000		07/01/2037	965,090
500,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	542,835
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,612
4,055,000	NJ Health Care Facilities Financing Authority (AHS Hospital Corp.)[1]	5.500		07/01/2031	4,751,081

24	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New Jersey Continued
$ 2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625%	07/01/2032	$2,201,480
17,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	18,625,213
25,000	NJ Health Care Facilities Financing Authority (CMMC/CMHS Obligated Group)[1]	5.000	07/01/2025	25,057
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300	07/01/2023	6,999,370
50,000	NJ Health Care Facilities Financing Authority (Englewood Hospital & Medical Center)[1]	5.000	02/01/2021	50,122
1,750,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)[1]	5.000	01/01/2034	1,853,810
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.300	11/01/2026	731,348
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.375	11/01/2036	925,610
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000	07/01/2036	1,027,726
295,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	321,774
15,000	NJ Health Care Facilities Financing Authority (Jersey City Medical Center)	5.000	08/01/2031	15,015
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000	07/01/2031	1,646,865
70,000	NJ Health Care Facilities Financing Authority (KMH-UMC/KSC Obligated Group)	5.250	07/01/2015	70,167
1,250,000	NJ Health Care Facilities Financing Authority (KMH-UMC/KSC Obligated Group)[1]	5.625	07/01/2031	1,255,650
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200	07/01/2019	50,033
1,388,838	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125	07/01/2018	14
5,589,317	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125	07/01/2028	56
129,334	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	6.625	07/01/2036	1
400,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	400,204
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2027	9,097,075
2,030,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)	5.000	07/01/2035	2,044,961
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500	07/01/2023	10,096

25	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500%		07/01/2033	$70,388
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[4]	07/01/2017	12,832
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[4]	07/01/2030	15,584,703
20,000	NJ Health Care Facilities Financing Authority (St. Barnabas)[1]	5.000		07/01/2024	20,017
17,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	20,070,030
2,500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital)[1]	6.250		07/01/2035	2,884,825
35,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)	5.100		07/01/2021	35,000
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)	5.200		07/01/2031	47,470
2,170,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250		07/01/2030	2,269,212
6,400,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2023	6,824,256
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	5,640,553
125,000	NJ Health Care Facilities Financing Authority (Virtua Health Obligated Group)[1]	5.750		07/01/2033	142,346
75,000	NJ Health Care Facilities Financing Authority (Virtua West Jersey Health System/Virtua Health Obligated Group)[1]	5.375		07/01/2029	77,297
45,000	NJ Higher Education Assistance Authority	5.125		06/01/2014	45,123
185,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.250		06/01/2018	185,346
330,000	NJ Higher Education Student Assistance Authority (Student Loans)	6.000		06/01/2015	331,201
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125		06/01/2030	33,244,500
475,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.150		06/01/2019	476,401
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	587,089
160,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.150		11/01/2030	160,155
40,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.400		11/01/2017	40,076
35,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.750		11/01/2025	35,069
10,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[6]	4.550		10/01/2022	10,605,000
4,890,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[6]	4.625		10/01/2027	5,087,947
4,495,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[6]	5.000		10/01/2037	4,670,050

26	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 2,600,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[6]	5.375%		04/01/2030	$2,777,112
200,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.050		05/01/2034	200,168
415,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.550		05/01/2027	415,697
25,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.650		05/01/2040	25,024
550,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	641,124
215,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375		10/01/2028	241,062
115,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.500		10/01/2038	122,972
390,000	NJ Hsg. & Mtg. Finance Agency, Series B1	6.050		11/01/2017	397,176
10,000	NJ Hsg. & Mtg. Finance Agency, Series B1	6.150		11/01/2020	10,027
100,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	101,847
375,000	NJ South Jersey Transportation Authority[1]	5.000		11/01/2029	375,559
35,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2015	35,120
30,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2016	30,103
25,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2017	25,086
20,000	NJ Sports & Expositions Authority[1]	5.000		09/01/2019	20,062
100,000	NJ Sports & Expositions Authority	5.125		09/01/2014	100,354
5,195,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	4,958,524
27,100,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	24,675,092
3,085,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	2,834,190
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[4]	06/01/2041	12,872,857
20,000	NJ Transit Corp. (Federal Transportation Administration Grants)	5.250		09/15/2014	20,076
5,000,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2036	5,771,450
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,854,550
13,450,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	16,613,440
500,000	NJ Turnpike Authority[1]	5.000		01/01/2027	517,430
4,035,000	North Hudson, NJ Sewerage Authority[1]	5.000		06/01/2030	4,623,263
2,000,000	North Hudson, NJ Sewerage Authority[1]	5.000		06/01/2042	2,245,020
10,000	Passaic Valley, NJ Sewage Commissioners	5.500		12/01/2014	10,033
10,500,000	Port Authority NY/NJ, 143rd Series[6]	5.000		10/01/2030	11,496,870
2,140,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2022	2,140,706
7,125,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	7,126,639
2,050,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2036	2,335,668
3,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2042	3,406,680
5,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,432,500
3,605,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	3,605,072

27	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New Jersey Continued
$ 245,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600%		11/01/2025	$245,448
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)	5.600		11/01/2025	60,110
1,730,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.750		04/01/2031	1,749,532
20,000	Trenton, NJ Parking Authority	5.250		04/01/2014	20,065
					513,969,822
U.S. Possessions—27.9%
2,645,000	Guam GO1	5.125		11/15/2027	2,705,623
400,000	Guam GO1	6.750		11/15/2029	450,128
600,000	Guam GO1	7.000		11/15/2039	679,140
2,570,000	Guam Government Business Privilege[1]	5.000		01/01/2037	2,841,084
1,300,000	Guam Government Business Privilege[1]	5.250		01/01/2036	1,459,497
10,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	12,466
50,000	Guam Power Authority, Series A1	5.125		10/01/2029	50,003
10,000	Guam Power Authority, Series A1	5.250		10/01/2034	10,002
600,000	Guam Power Authority, Series A1	5.500		10/01/2030	635,124
285,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	273,241
4,285,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	3,652,063
200,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	200,212
1,110,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	996,547
2,685,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	2,031,283
10,000,000	Puerto Rico Aqueduct & Sewer Authority[6]	5.125		07/01/2047	10,600,700
12,465,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	12,779,243
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	5,381,300
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	2,951,350
8,635,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	8,634,568
4,720,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	4,719,717
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[4]	05/15/2055	724,620
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	991,259
3,300,000	Puerto Rico Commonwealth GO1	5.375		07/01/2030	3,538,854
8,350,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	8,972,827
3,205,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,468,323
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	5,531,750
1,300,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,488,305
3,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	3,251,160
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	5,352,050
4,500,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250		07/01/2026	4,931,100

28	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 750,000	Puerto Rico Highway & Transportation Authority[1]	5.750%		07/01/2020	$783,765
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	3,238,530
575,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	602,537
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,803,058
6,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	6,676,629
2,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	2,026,500
5,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2032	1,635,900
2,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	606,820
975,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2035	253,968
3,000,000	Puerto Rico Infrastructure	7.050	[4]	07/01/2042	503,310
400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	420,488
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	102,147
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	928,679
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	101,709
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	101,841
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,716,874
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	993,750
2,980,000	Puerto Rico Port Authority (American Airlines), Series A2	6.300		06/01/2023	1,942,394
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	310,743
5,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	5,114,250
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	1,041,760
500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	595,490
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	216,678
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,531,698
5,150,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	5,641,413
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.250		08/01/2057	12,230,825
3,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	4,184,075
5,235,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000		08/01/2026	6,076,515
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750		08/01/2057	15,617,700
150,000	University of V.I., Series A	5.250		12/01/2023	166,415
30,000	V.I. HFA, Series A	6.500%		03/01/2025	30,044
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	543,695
1,385,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	1,389,667
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[4]	05/15/2035	136,939
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[4]	05/15/2035	239,071
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[4]	05/15/2035	291,028
					182,110,444
Total Municipal Bonds and Notes (Cost $687,772,559)					696,080,266

29	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Shares		Value

Common Stocks—0.0%
444	Converted Organics, Inc.[7,8] (Cost $1,205,000)	$ 1
Preferred Stocks—0.0%
3,795	Converted Organics, Inc., Series A7,8 (Cost $3,795,000)	2
Total Investments, at Value (Cost $692,772,559)—106.7%		696,080,269
Liabilities in Excess of Other Assets—(6.7)		(43,942,358)

Net Assets—100.0%		$652,137,911

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

7. Received as a result of a corporate action.

8. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

AHS	Adventist Health System
CMHS	Clara Maass Health System
CMMC	Clara Maass Medical Center
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation

HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IPCFA	Industrial Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

30	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

JFK	John Fitzgerald Kennedy
KMH	Kennedy Memorial Hospital
KSC	Kennedy Surgical Center
MSU	Montclair State University
NY/NJ	New York/New Jersey
PA/NJ	Pennsylvania/New Jersey
ROLS	Residual Option Longs
RWJ	Robert Wood Johnson

TASC	Tobacco Settlement Asset-Backed Bonds
THGS	The House of the Good Shepard
THGSF	The House of the Good Shepard Foundation
UMC	University Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

31	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value (cost $692,772,559)—see accompanying statement of investments	$696,080,269
Cash	618,423
Receivables and other assets:
Interest	6,989,948
Shares of beneficial interest sold	1,445,485
Investments sold	110,000
Other	178,140
Total assets	705,422,265
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	39,115,000
Payable on borrowings (See Note 6)	10,100,000
Investments purchased (including $2,000,000 purchased on a when-issued or delayed delivery basis)	2,389,498
Shares of beneficial interest redeemed	877,785
Dividends	531,757
Trustees’ compensation	89,239
Distribution and service plan fees	76,302
Shareholder communications	21,655
Transfer and shareholder servicing agent fees	21,446
Interest expense on borrowings	919
Other	60,753
Total liabilities	53,284,354
Net Assets	$652,137,911
Composition of Net Assets
Paid-in capital	$757,782,135
Accumulated net investment income	6,178,774
Accumulated net realized loss on investments	(115,130,708)
Net unrealized appreciation on investments	3,307,710
Net Assets	$652,137,911

32	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $421,442,757 and 39,466,897 shares of beneficial interest outstanding)	$10.68
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.21
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,879,294 and 1,764,544 shares of beneficial interest outstanding)	$10.70
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $187,933,676 and 17,582,079 shares of beneficial interest outstanding)	$10.69
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,882,184 and 2,235,036 shares of beneficial interest outstanding)	$10.69

See accompanying Notes to Financial Statements.

33	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$36,837,759
Other income	478
Total investment income	36,838,237
Expenses
Management fees	3,159,570
Distribution and service plan fees:
Class A	565,877
Class B	183,096
Class C	1,524,786
Transfer and shareholder servicing agent fees:
Class A	156,494
Class B	23,701
Class C	82,551
Class Y	9,462
Shareholder communications:
Class A	23,311
Class B	4,588
Class C	11,993
Class Y	833
Interest expense and fees on short-term floating rate notes issued (See Note 1)	659,138
Borrowing fees	448,791
Trustees’ compensation	14,255
Interest expense on borrowings	10,903
Custodian fees and expenses	6,156
Administration service fees	1,500
Other	162,380
Total expenses	7,049,385
Less waivers and reimbursements of expenses	(88,701)
Net expenses	6,960,684
Net Investment Income	29,877,553
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,615,163)
Net change in unrealized appreciation/depreciation on investments	62,024,129
Net Increase in Net Assets Resulting from Operations	$87,286,519

See accompanying Notes to Financial Statements.

34	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$29,877,553	$36,550,570
Net realized loss	(4,615,163)	(62,190,049)
Net change in unrealized appreciation/depreciation	62,024,129	34,075,111
Net increase in net assets resulting from operations	87,286,519	8,435,632
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,875,836)	(23,959,606)
Class B	(1,036,785)	(1,588,169)
Class C	(8,738,229)	(9,309,522)
Class Y	(900,990)	(192,121)
	(33,551,840)	(35,049,418)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	26,696,440	(38,131,096)
Class B	(6,260,755)	(10,487,694)
Class C	13,343,779	(16,651,537)
Class Y	13,271,193	8,735,930
	47,050,657	(56,534,397)
Net Assets
Total increase (decrease)	100,785,336	(83,148,183)
Beginning of period	551,352,575	634,500,758
End of period (including accumulated net investment income of $6,178,774 and $10,303,237, respectively)	$652,137,911	$551,352,575

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

35	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2012

Cash Flows from Operating Activities
Net increase in net assets from operations	$87,286,519
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(132,240,539)
Proceeds from disposition of investment securities	103,771,607
Short-term investment securities, net	27,611,080
Premium amortization	1,494,885
Discount accretion	(4,361,653)
Net realized loss on investments	4,615,163
Net change in unrealized appreciation/depreciation on investments	(62,024,129)
Change in assets:
Decrease in interest receivable	52,443
Increase in other assets	(46,800)
Increase in receivable for securities sold	(110,000)
Change in liabilities:
Decrease in other liabilities	(16,577)
Decrease in payable for securities purchased	(3,618,813)
Net cash provided by operating activities	22,413,186
Cash Flows from Financing Activities
Proceeds from borrowings	140,200,000
Payments on borrowings	(137,300,000)
Payments on short-term floating rate notes issued	(38,180,000)
Proceeds from shares sold	127,067,199
Payments on shares redeemed	(106,317,538)
Cash distributions paid	(7,822,434)
Net cash used in financing activities	(22,352,773)
Net increase in cash	60,413
Cash, beginning balance	558,010
Cash, ending balance	$618,423
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $25,701,110.
Cash paid for interest on borrowings—$10,829.
Cash paid for interest on short-term floating rate notes issued—$659,138.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31,
				2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.75	$10.14	$8.63	$10.00	$11.98
Income (loss) from investment operations:
Net investment income[2]	.54	.64	.64	.61	.57
Net realized and unrealized gain (loss)	1.00	(.41)	1.45	(1.42)	(2.01)
Total from investment operations	1.54	.23	2.09	(.81)	(1.44)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.62)	(.58)	(.56)	(.54)
Net asset value, end of period	$10.68	$9.75	$10.14	$8.63	$10.00
Total Return, at Net Asset Value[3]	16.21%	2.46%	24.58%	(7.63)%	(12.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,443	$359,697	$415,729	$361,113	$467,974
Average net assets (in thousands)	$385,776	$377,127	$409,744	$352,897	$526,573
Ratios to average net assets:[4]
Net investment income	5.31%	6.62%	6.54%	7.40%	5.20%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.77%	0.75%	0.76%	0.73%
Interest and fees from borrowings	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	0.95%	1.06%	1.24%	2.18%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	1.05%	1.23%	2.18%	1.54%
Portfolio turnover rate	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

37	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class B	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.77	$10.15	$8.65	$10.02	$11.99
Income (loss) from investment operations:
Net investment income[2]	.46	.56	.56	.54	.48
Net realized and unrealized gain (loss)	.99	(.40)	1.44	(1.43)	(1.99)
Total from investment operations	1.45	.16	2.00	(.89)	(1.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.54)	(.50)	(.48)	(.46)
Net asset value, end of period	$10.70	$9.77	$10.15	$8.65	$10.02
Total Return, at Net Asset Value[3]	15.20%	1.71%	23.39%	(8.39)%	(12.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,879	$23,305	$35,276	$37,076	$52,981
Average net assets (in thousands)	$20,307	$28,889	$37,923	$39,035	$61,772
Ratios to average net assets:[4]
Net investment income	4.50%	5.78%	5.71%	6.56%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.61%	1.59%	1.61%	1.53%
Interest and fees from borrowings	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	1.80%	1.90%	2.08%	3.03%	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.89%	2.07%	3.03%	2.34%
Portfolio turnover rate	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class C	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.76	$10.14	$8.64	$10.01	$11.99
Income (loss) from investment operations:
Net investment income[2]	.46	.57	.57	.55	.48
Net realized and unrealized gain (loss)	1.00	(.41)	1.43	(1.43)	(2.00)
Total from investment operations	1.46	.16	2.00	(.88)	(1.52)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.54)	(.50)	(.49)	(.46)
Net asset value, end of period	$10.69	$9.76	$10.14	$8.64	$10.01
Total Return, at Net Asset Value[3]	15.32%	1.79%	23.50%	(8.35)%	(12.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,934	$159,119	$183,496	$153,583	$182,780
Average net assets (in thousands)	$169,315	$166,762	$177,507	$144,708	$202,047
Ratios to average net assets:[4]
Net investment income	4.55%	5.85%	5.77%	6.63%	4.43%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.54%	1.51%	1.55%	1.50%
Interest and fees from borrowings	0.08%	0.10%	0.25%	0.91%	0.11%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.19%	0.24%	0.51%	0.70%
Total expenses	1.71%	1.83%	2.00%	2.97%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.82%	1.99%	2.97%	2.31%
Portfolio turnover rate	18%	15%	17%	14%	31%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.76	$9.86
Income (loss) from investment operations:
Net investment income[2]	.55	.41
Net realized and unrealized gain (loss)	1.00	(.10)
Total from investment operations	1.55	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.41)
Net asset value, end of period	$10.69	$9.76
Total Return, at Net Asset Value[3]	16.34%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,882	$9,232
Average net assets (in thousands)	$15,130	$4,339
Ratios to average net assets:[4]
Net investment income	5.33%	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.63%	0.62%
Interest and fees from borrowings	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.19%
Total expenses	0.82%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.90%
Portfolio turnover rate	18%	15%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2012

1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the

41	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

42	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund)

43	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $20,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2012, municipal bond holdings with a value of $73,086,204 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $39,115,000 in short-term floating rate securities issued and outstanding at that date.

44	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

At July 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,445,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.109%	10/1/27	$2,642,947
1,300,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.412	4/1/30	1,477,112
2,250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.753	10/1/37	2,425,050
2,500,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	15.668	10/1/22	3,105,000
2,625,000	Port Authority NY/NJ, 3205th Series	14.711	10/1/30	3,621,870
5,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	7.912	7/1/47	5,600,700
5,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.360	8/1/57	6,480,825
7,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.953	8/1/57	8,617,700

				$33,971,204

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $39,115,000 or 5.54% of its total assets as of July 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to

45	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,000,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2012 is as follows:

Cost	$8,470,263
Market Value	$2,919,302
Market Value as a % of Net Assets	0.45%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

46	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$7,252,072	$—	$114,331,620	$2,508,619

1. As of July 31, 2012, the Fund had $114,331,620 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929
No expiration	72,475,653

Total	$114,331,620

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2011, the Fund utilized $254,743 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$450,176	$450,176

47	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Exempt-interest dividends	$32,717,778	$34,316,961
Ordinary income	834,062	732,457

Total	$33,551,840	$35,049,418

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$653,454,929[1]

Gross unrealized appreciation	$44,725,335
Gross unrealized depreciation	(42,216,716)

Net unrealized appreciation	$2,508,619

1. The Federal tax cost of securities does not include cost of $40,116,721, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,370
Payments Made to Retired Trustees	6,405
Accumulated Liability as of July 31, 2012	47,070

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a

48	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

49	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

50	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing

51	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$513,969,751	$71	$513,969,822
U.S. Possessions	—	182,110,444	—	182,110,444
Common Stocks	1	—	—	1
Preferred Stocks	—	—	2	2

Total Assets	$1	$696,080,195	$73	$696,080,269

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

52	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	7,742,571	$79,110,226	6,948,031	$68,195,362
Dividends and/or distributions reinvested	1,743,210	17,818,829	1,642,315	15,893,783
Redeemed	(6,910,740)	(70,232,615)	(12,717,482)	(122,220,241)

Net increase (decrease)	2,575,041	$26,696,440	(4,127,136)	$(38,131,096)

Class B
Sold	407,565	$4,152,835	219,543	$2,178,913
Dividends and/or distributions reinvested	79,991	816,583	110,857	1,076,347
Redeemed	(1,108,981)	(11,230,173)	(1,419,495)	(13,742,954)

Net decrease	(621,425)	$(6,260,755)	(1,089,095)	$(10,487,694)

Class C
Sold	2,809,872	$28,879,769	2,021,109	$19,862,391
Dividends and/or distributions reinvested	620,150	6,341,434	588,768	5,703,806
Redeemed	(2,152,699)	(21,877,424)	(4,394,075)	(42,217,734)

Net increase (decrease)	1,277,323	$13,343,779	(1,784,198)	$(16,651,537)

Class Y
Sold	1,529,775	$15,744,909	998,966	$9,236,075
Dividends and/or distributions reinvested	70,536	724,264	19,074	182,317
Redeemed	(311,621)	(3,197,980)	(71,694)	(682,462)

Net increase	1,288,690	$13,271,193	946,346	$8,735,930

1. For the year ended July 29, 2011, for Class A, Class B and Class C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011, for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$132,240,539	$103,771,607

53	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $270,896 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year

54	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$1,920,983
Class C	3,610,409

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$192,486	$—	$27,252	$9,496

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2012, the Manager reimbursed the Fund $88,701 for legal costs and fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to October 1, 2011. Effective October 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as

55	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.3384% as of July 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2012 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

56	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

As of July 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.3384%. Details of the borrowings for the year ended July 31, 2012 are as follows:

Average Daily Loan Balance	$4,219,945
Average Daily Interest Rate	0.263%
Fees Paid	$381,071
Interest Paid	$10,829

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

57	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements Continued

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments.

The Fund executed no transactions under the Facility during the year ended July 31, 2012.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the

58	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

59	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 17, 2012

60	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CREDIT ALLOCATION    Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of July 31, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of July 31, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO–Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	0.1%	0.0%	0.1%
AA	17.8	0.8	18.6
A	21.1	0.0	21.1
BBB	36.0	1.1	37.1
BB or lower	13.0	10.1	23.1

Total	88.0%	12.0%	100.0%

61	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction. 97.51% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (July 2012-June 2013); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

64	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

65	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

66	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Scott S. Cottier, Vice President (since 2005) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Associate Portfolio Manager of the Manager (January 2008-November 2010). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Manager (May 2006-January 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since June 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President

67	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	(June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

68	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust
Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

69	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

70	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71	OPPENHEIMER NEW JERSEY MUNICIPAL FUND

July 31, 2012

Oppenheimer Pennsylvania Municipal Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Hospital/Healthcare	19.0%
Tobacco-Master Settlement Agreement	16.1
Higher Education	12.1
General Obligation	5.6
Marine/Aviation Facilities	3.9
Student Housing	3.8
Highways/Commuter Facilities	3.7
Adult Living Facilities	3.4
Water Utilities	3.4
Tax Increment Financing (TIF)	3.2

Portfolio holdings are subject to change. Percentages are as of July 31, 2012, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AA	25.7%
A	10.0
BBB	42.7
BB and lower	6.1
Unrated	15.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.

Management’s Discussion of Fund Performance. In the reporting period ended July 31, 2012, Oppenheimer Pennsylvania Municipal Fund benefited from a rally in the municipal market and produced an annual total return of 14.84% at net asset value (9.39% with sales charge).

The charts on pages 15 to 18 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 24.9% of the Fund’s net assets on July 31, 2012, and contributed positively to the Fund’s total return this reporting period. The Fund’s holdings come from many different sectors, including the tobacco and sales tax revenue sectors, as well as general obligation debt. These investments are supported by taxes and other revenues designed to help finance electric utilities, highways and education.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. This discipline has helped Puerto Rico significantly reduce pressure on its municipal bonds. The administration proposed another deficit budget for the fiscal year that began July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years.

Bond sales have remained strong, despite concerns raised over credit quality. In a period of low issuance, the Puerto Rico Aqueduct and Sewer Authority came to market in February 2012 with $1.8 billion in senior-lien revenue bonds, the largest scheduled sale in the long-term market to date for the year. It came to market once again in March 2012, with another significant sale for $2.3 billion in public improvement refunding bonds, an increase from the anticipated $1.5 billion priced ahead of schedule.

During this reporting period, both S&P and Moody’s revised their outlooks on general obligation debt issued by the Commonwealth. As of July 31, 2012, the S&P rating was BBB and the Moody’s rating was Baa1, both with negative outlooks. While the ratings agencies have raised concerns about the fiscal environment’s potential to delay structurally balanced budgets in the near future, our stance remains bullish. The Fund’s Puerto Rico holdings contributed positively to the Fund’s total return this reporting period, and we continue to remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.

11	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

As of July 31, 2012, the Fund was invested in the hospital/healthcare sector, representing 19.0% of the Fund’s total assets and comprising the Fund’s largest industry sector. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as many politicians, lobbyists, activists and others continued to argue about the constitutionality of the Affordable Care Act of 2010. On June 28, 2012, the Supreme Court upheld the “individual mandate,” which was considered the most controversial element of the Act. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation. However, none of these developments has changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed strongly to the Fund’s total return this reporting period.

The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 16.1% of the Fund’s total assets and contributed positively to Fund performance.5

As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund continued to favor the higher education sector this reporting period, which constituted 12.1% of total assets as of July 31, 2012, and contributed positively to Fund performance. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

5. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative marketshare of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

12	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

General obligation debt backed by the full faith and taxing authority of the state and local governments represented 5.6% of the Fund’s total assets as of July 31, 2012, and made a positive contribution to Fund performance. Pennsylvania officials consistently safeguarded the debt service payments on their general obligation bonds this reporting period, while working to resolve their ongoing budget challenges.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the terminals, maintenance facilities and other on-site projects whose construction they finance. At the end of the reporting period, 3.9% of the Fund’s total assets were invested in this sector, which contributed positively to Fund performance.

The Resource Recovery sector, with 1.5% of the Fund’s total assets as of July 31, 2012, also was a positive contributor to the Fund’s total return this reporting period. The contribution to total return was diminished this reporting period because North Hampton Generating, which is now in bankruptcy, stopped making payments on its debt. The Fund is committed to pursuing legal remedies on behalf of its shareholders.

Holdings in the Energy Equipment and Services sector totaled 0.3% of the Fund’s total assets at the end of this reporting period. The sector failed to contribute positively to performance primarily because Bional, a company that has a productive ethanol plant, still has not received payment on a sizable contract from a third party that now believes it can purchase ethanol at a lower-than-contracted price. Lacking payment from this third party, Bional has not been able to make payments on the bonds this Fund owns. The Fund has made some progress in its pursuit of legal remedies, but the situation remained unresolved as of July 31, 2012.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In periods of low short-term interest rates, inverse floaters generally offer very attractive levels of tax-free income. These securities contributed positively to the Fund’s total return this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition—as well as our time-tested strategies—will continue to benefit long-term investors through interest rate and economic cycles.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2012. In the case of Class A, Class B and Class C shares, performance is

13	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

14	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 7/31/12

1-Year  9.39%       5-Year  3.01%      10-Year  5.28%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

15	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 7/31/12

1-Year  9.02%       5-Year  2.87%      10-Year  5.30%

16	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 7/31/12

1-Year  13.01%       5-Year  3.23%      10-Year  4.98%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

17	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  15.09%      Since Inception  (11/29/10)  11.18%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

18	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Pennsylvania Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 9/18/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

19	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,026.90	$4.85
Class B	1,000.00	1,023.80	8.89
Class C	1,000.00	1,023.10	8.69
Class Y	1,000.00	1,028.60	4.09

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.09	4.83
Class B	1,000.00	1,016.11	8.86
Class C	1,000.00	1,016.31	8.66
Class Y	1,000.00	1,020.84	4.08

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.96%
Class B	1.76
Class C	1.72
Class Y	0.81

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    July 31, 2012

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—113.2%
Pennsylvania—86.2%
$ 24,750,000	Allegheny County, PA GO1	0.862%[2]	11/01/2026	$20,856,330
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375	11/15/2022	130,857
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500	11/15/2032	75,400
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2025	80,022
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125	05/01/2029	25,003
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125	04/01/2035	2,997,761
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	39,870
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	181,571
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,439,546
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,256,456
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750	11/15/2035	8,127,040
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,071,550
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,438,910
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,971,638
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,680,500
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	17,426
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,125,120
3,095,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800	05/01/2036	3,129,695
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)	5.000	12/01/2028	7,939
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,267,848
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	1,083,160
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	1,020,670
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,227,634
1,245,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,227,807
465,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	490,840

22	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 1,055,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100%	07/01/2014	$1,095,016
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	24,514,018
245,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	6.875	11/01/2017	245,025
70,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	70,014
1,710,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,826,981
1,330,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,430,468
1,710,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,844,064
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[3]	5.500	11/01/2031	15,052,440
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	2,093,630
16,815	Blair County, PA IDA (The Village at Penn State Retirement Community)[4]	6.400	01/01/2012	841
1,740,349	Blair County, PA IDA (The Village at Penn State Retirement Community)[4]	6.900	01/01/2022	87,087
2,999,369	Blair County, PA IDA (The Village at Penn State Retirement Community)[4]	7.000	01/01/2034	150,088
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[4]	10.000	01/01/2012	1
1,180,000	Bonneauville Borough, PA Municipal Authority	5.250	06/01/2037	1,228,710
2,000,000	Bonneauville Borough, PA Municipal Authority	5.300	06/01/2043	2,075,520
1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	6.200	05/01/2019	1,000,440
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	6.300	05/01/2029	9,984
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	1,023,580
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,406,020
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	491,808
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	896,799
100,000	Cambridge, PA Area Joint Authority	5.250	12/01/2021	100,172
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	3,210,118
30,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	30,065
1,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,161,690

23	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250%	11/15/2044	$4,216,802
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,423,960
30,000	Charleroi, PA Area School Authority[1]	6.000	10/01/2017	30,118
5,000	Chester County, PA H&EFA (Chester County Hospital)	5.875	07/01/2016	5,020
2,330,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	2,333,588
8,750,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	8,759,013
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[3]	5.000	02/01/2041	25,412,447
1,050,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	1,049,360
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	7,524,291
1,000,000	Clairton, PA Municipal Authority[5]	5.000	12/01/2037	1,024,680
1,000,000	Clairton, PA Municipal Authority[5]	5.000	12/01/2042	1,019,840
3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)	6.000	01/01/2040	3,650,480
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	1,025,420
3,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	3,369,540
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	1,043,970
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	985,901
6,605,000	Delaware County, PA Authority (Cabrini College)	5.500	07/01/2024	6,674,022
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,520,350
5,900,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2031	5,834,746
6,385,000	Delaware County, PA Authority (Eastern University)[1]	5.000	10/01/2027	6,733,429
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	4,162,298
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	121,117
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,284,271
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	304,576

24	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125%		10/01/2034	$1,084,350
1,200,000	Delaware County, PA Authority (Neumann College)[1]	6.250		10/01/2038	1,328,556
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,247,313
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,365,613
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[3]	5.000		11/01/2038	19,591,018
4,345,000	Delaware County, PA IDA (Naamans Creek)	7.000		12/01/2036	4,590,449
65,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350		10/01/2031	65,207
85,000	Delaware River Port Authority PA/NJ1	5.000		01/01/2026	85,099
2,605,000	Delaware River Port Authority PA/NJ1	5.625		01/01/2026	2,611,018
3,950,000	Delaware River Port Authority PA/NJ1	5.700		01/01/2022	3,960,586
4,000,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000		07/01/2027	4,399,520
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,098,830
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,832,530
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,224,370
1,375,000	Erie-Western PA Port Authority	5.125		06/15/2016	1,524,545
4,750,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	5,047,778
425,000	Harrisburg, PA Authority[1]	5.000		07/15/2024	425,094
165,000	Harrisburg, PA GO	9.510	[6]	09/15/2012	163,680
125,000	Harrisburg, PA GO	9.600	[6]	09/15/2013	115,963
10,000	Harrisburg, PA GO	9.600	[6]	09/15/2015	8,067
40,000	Harrisburg, PA GO	9.600	[6]	03/15/2016	31,068
225,000	Harrisburg, PA GO	9.601	[6]	03/15/2013	215,831
210,000	Harrisburg, PA GO	9.601	[6]	03/15/2015	175,333
50,000	Harrisburg, PA GO	9.614	[6]	09/15/2016	37,503
25,000	Harrisburg, PA GO	9.624	[6]	03/15/2014	22,395
70,000	Harrisburg, PA GO	9.727	[6]	09/15/2015	56,468
150,000	Harrisburg, PA GO	10.084	[6]	03/15/2015	125,238
115,000	Harrisburg, PA GO	10.366	[6]	03/15/2013	110,314
50,000	Harrisburg, PA GO	11.012	[6]	09/15/2013	46,385
2,205,000	Harrisburg, PA Water System[1]	5.000		07/15/2018	2,223,720
5,055,000	Harrisburg, PA Water System[1]	5.000		07/15/2020	5,100,748

25	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 335,000	Harrisburg, PA Water System[1]	5.000%	07/15/2023	$337,298
6,815,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000	12/01/2037	6,692,603
3,000,000	Indiana County, PA IDA (Student Coop Association)[1]	5.000	05/01/2033	3,323,100
140,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850	06/01/2027	141,555
2,100,000	Lackawanna County, PA GO1	6.000	09/15/2032	2,400,594
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)	6.500	04/01/2015	25,055
820,000	Lancaster County, PA Hospital Authority (Willow Valley Retirement Communities)[1]	5.875	06/01/2021	835,432
90,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700	05/01/2031	90,554
13,260,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625	11/15/2037	12,774,286
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)	6.000	12/15/2023	1,020,500
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)	7.625	11/01/2021	1,083,182
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)	7.750	11/01/2033	766,020
410,000	Lehigh County, PA GPA (Desales University)	5.125	12/15/2023	417,565
445,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800	11/01/2012	280,306
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	3,930,381
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	959,800
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	527,890
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	1,727,640
4,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2030	4,703,666
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,009
5,000,000	Luzerne County, PA IDA	7.750	12/15/2027	5,258,850
105,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	107,062
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[3]	5.100	09/01/2034	23,136,750
10,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	10,283
3,720,000	Lycoming County, PA Authority (Pennsylvania College of Technology)[1]	5.000	05/01/2032	4,119,677

26	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.000%	10/01/2020	$2,414,985
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.250	10/01/2030	2,237,814
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125	07/01/2030	11,285,624
595,000	Millcreek, PA Richland Joint Authority	5.250	08/01/2022	648,366
855,000	Millcreek, PA Richland Joint Authority	5.375	08/01/2027	901,461
1,000,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,042,060
1,390,000	Millcreek, PA Richland Joint Authority	5.500	08/01/2037	1,469,452
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.000	06/01/2028	10,013
200,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	200,002
160,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	160,130
390,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	390,004
21,000,000	Montgomery County, PA IDA[3]	5.375	08/01/2038	24,161,340
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,725,810
270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)[1]	5.050	06/01/2029	270,270
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)	8.000	09/01/2024	3,848,026
3,000,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2027	3,440,580
4,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	5,446,748
15,000	Northampton County, PA IDA (Moravian Hall Square)	5.550	07/01/2014	15,044
40,000	Northampton County, PA IDA (Moravian Hall Square)	5.700	07/01/2020	40,067
5,385,000	Northeastern, PA Hospital & Education Authority (Wilkes University)[1]	5.250	03/01/2042	5,733,086
1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	684,958
1,660,000	Northumberland County, PA IDA (NHS Youth Services)	7.500	02/15/2029	940,556
3,520,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	1,993,869
16,000,000	PA Commonwealth Financing Authority[3]	5.000	06/01/2032	18,022,240
1,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	1,745,905
50,000	PA COP (Dept. of General Services)[1]	5.250	05/01/2016	50,158

27	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 11,400,000	PA EDFA (30th Street Garage)[1]	5.875%	06/01/2033	$11,623,782
10,000,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	11,406,500
39,737,908	PA EDFA (Bionol Clearfield)[4]	8.500	07/15/2015	3,965,048
885,000	PA EDFA (DGABC/DGABF/DGABEI Obligated Group)	5.625	12/01/2015	886,947
590,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	552,836
35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	33,093
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,388,380
12,500,000	PA EDFA (Forum)[1]	5.000	03/01/2034	13,988,000
14,700,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	14,336,175
5,000,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	4,936,600
1,800,000	PA EDFA (Northampton Generating)[4]	6.500	01/01/2013	1,137,222
21,800,000	PA EDFA (Northampton Generating)[4]	6.600	01/01/2019	13,962,464
500,000	PA EDFA (Northampton Generating)[4]	6.875	01/01/2011	98,245
12,000,000	PA EDFA (Northampton Generating)[4]	6.950	01/01/2021	2,402,760
120,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	120,041
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,921,160
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,353,880
3,000,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,473,850
50,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	51,213
30,000,000	PA Geisinger Authority Health System, Series A3	5.250	06/01/2039	33,444,600
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	3,186,879
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	1,065,149
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	90,117
230,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	230,497
115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	115,190
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,098
875,000	PA HEFA (College of Science & Agriculture)	5.350	04/15/2028	875,359
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,478,542
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	224,077
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2030	3,255,935
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2033	3,426,805

28	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750%	07/01/2028	$6,862,592
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,333,120
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	9,821,520
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	9,020,193
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,932,985
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	4,168,240
130,000	PA HEFA (Frontier II)	5.125	04/01/2033	130,114
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,357,564
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	785,513
2,000,000	PA HEFA (La Salle University)[1]	5.000	05/01/2037	2,091,340
50,000	PA HEFA (La Salle University)[1]	5.500	05/01/2034	50,890
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,533,076
60,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	60,057
30,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)	5.875	11/15/2016	30,113,581
9,785,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	9,790,773
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	254,165
3,000,000	PA HEFA (Philadelphia University)[1]	5.125	06/01/2025	3,057,870
2,000,000	PA HEFA (Philadelphia University)[1]	5.250	06/01/2032	2,027,040
2,005,000	PA HEFA (Philadelphia University)[1]	5.500	06/01/2020	2,155,034
170,000	PA HEFA (SCHS/MCP/HUHS Obligated Group)[1]	5.875	11/15/2016	170,162
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,325,230
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,844,270
105,000	PA HEFA (St. Francis University)[1]	5.750	11/01/2023	106,468
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,912,068
3,925,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2018	4,019,671
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,466,540
3,000,000	PA HEFA (State System Higher Education)[1]	5.000	06/15/2030	3,563,190
4,615,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	5,423,363
60,000	PA HEFA (University of the Arts)	5.500	03/15/2020	60,062
3,000,000	PA HEFA (University of the Arts)	5.625	03/15/2025	3,001,710
1,670,000	PA HEFA (University of the Arts)	5.750	03/15/2030	1,670,635
270,000	PA HEFA (UPMC Health System)[1]	5.000	08/01/2029	270,381
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,119,000
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	678,067
100,000	PA HEFA (Widener University)[1]	5.250	07/15/2024	102,999
155,000	PA HEFA (Widener University)[1]	5.400	07/15/2036	160,244
10,030,000	PA HFA (Single Family Mtg.), Series 74B3	5.150	10/01/2022	10,126,188

29	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 16,970,000	PA HFA (Single Family Mtg.), Series 96A3	4.700%		10/01/2037	$17,339,090
1,575,000	PA HFA (Single Family Mtg.), Series 99A3	5.250		10/01/2032	1,596,257
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000		10/01/2031	5,364,800
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,321,432
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2023	1,440,082
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	3,317,338
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	913,617
2,310,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,340,608
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,483,142
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	28,529,826
4,000,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2034	3,844,560
15,775,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2034	14,850,270
10,000,000	PA Turnpike Commission[1]	0.000	[7]	12/01/2038	9,469,100
2,095,000	PA Turnpike Commission[1]	5.000		12/01/2030	2,434,725
1,500,000	PA Turnpike Commission[1]	5.000		12/01/2032	1,698,825
18,000,000	PA Turnpike Commission (Motor License)[3]	5.000		12/01/2040	20,094,660
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,245,340
7,625,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.000		01/01/2028	9,085,416
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,149,299
10,000,000	Philadelphia, PA Airport[1]	4.750		06/15/2035	10,107,800
5,000,000	Philadelphia, PA Airport, Series D1	5.250		06/15/2028	5,501,550
5,935,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)	5.500		01/01/2024	4,746,041
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500		01/01/2025	3,871,780
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[8]	5.500		11/15/2018	664,068
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[4]	5.600		11/15/2028	279,077
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750		04/01/2023	460,863

30	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875%	04/01/2034	$2,654,756
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875	04/01/2032	474,561
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250	04/01/2042	534,355
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750	11/15/2030	1,025,730
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375	11/15/2040	525,535
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	2,188,553
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	4,242,240
2,115,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.150	12/15/2036	2,320,451
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Marina Bracetti Academy)[1]	7.625	12/15/2041	1,129,420
1,500,000	Philadelphia, PA Authority for Industrial Devel. (New Foundation Charter School)[1]	6.625	12/15/2041	1,633,410
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,673,768
810,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.000	01/01/2015	791,807
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,388,362
2,105,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,156,699
710,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	729,979
1,860,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,905,682
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	3,020,940
1,745,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,787,857
4,000,000	Philadelphia, PA GO1	6.000	08/01/2036	4,712,360
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	7,655,980
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,237,612
10,000,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2036	10,503,500
5,000,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2042	5,239,750

31	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 7,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500%	07/01/2026	$7,747,074
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	254,948
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,164,350
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,031
5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.500	07/01/2035	4,708
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2023	998,740
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625	07/01/2028	1,471,350
140,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	142,225
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,629,794
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,172,406
3,000,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2025	3,453,810
2,645,000	Philadelphia, PA Redevel. Authority (Transformation Initiative)[1]	5.000	04/15/2026	3,016,649
3,385,000	Philadelphia, PA School District[1]	6.000	09/01/2038	3,851,927
2,000,000	Pittsburgh, PA GO1	5.000	09/01/2025	2,328,360
2,910,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	3,141,287
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,034
25,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	25,028
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	40,066
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,120
10,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	10,014
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)	5.625	07/01/2024	4,170,375
1,000,000	Reading, PA Area Water Authority[1]	5.000	12/01/2031	1,118,930
3,000,000	Reading, PA Area Water Authority[1]	5.250	12/01/2036	3,347,700
6,495,000	Reading, PA GO1	5.625	11/15/2020	6,725,702
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	990,666
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	3,185,774
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,017
6,500,000	Scranton, PA Parking Authority	5.250	06/01/2039	6,011,850
1,000,000	Scranton, PA Sewer Authority[1]	5.500	12/01/2035	1,134,580

32	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania Continued
$ 95,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000%	12/01/2018	$95,140
5,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2028	5,002
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500	07/01/2029	2,168,600
745,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	745,328
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	355,280
5,000,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.250	11/15/2023	5,672,350
150,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2028	143,981
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	4,526,567
800,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)	5.500	01/01/2024	689,968
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	75,047
7,700,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450	07/01/2035	7,896,196
550,000	Washington, PA Township Municipal Authority	5.875	12/15/2023	560,467
2,475,000	Washington, PA Township Municipal Authority	6.000	12/15/2033	2,522,075
1,285,000	Westmoreland County, PA IDA (Redstone Retirement Community)	5.875	01/01/2032	1,315,596
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	5,184,000
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	10,183,900
10,000	York County, PA IDA (PSEG Power)[1]	5.500	09/01/2020	10,119
2,000,000	York, PA GO1	7.250	11/15/2041	2,326,060

				1,034,057,049
U.S. Possessions—27.0%
25,000	Guam GO1	5.375	11/15/2013	25,057
750,000	Guam GO1	6.750	11/15/2029	843,990
2,000,000	Guam GO1	7.000	11/15/2039	2,263,800
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	872,592
1,300,000	Guam Power Authority, Series A1	5.500	10/01/2030	1,376,102
1,100,000	Guam Power Authority, Series A1	5.500	10/01/2040	1,151,436
3,710,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	3,620,441

33	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625%		06/01/2047	$1,329,015
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[6]	06/01/2057	909,529
735,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	704,674
980,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	894,132
400,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	400,424
2,415,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,168,163
1,580,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,195,317
1,165,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,148,608
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	5,126,050
4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	5,312,430
69,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	69,641,518
52,735,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	52,731,836
357,750,000	Puerto Rico Children’s Trust Fund (TASC)	6.403	[6]	05/15/2050	25,722,225
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[6]	05/15/2055	3,790,320
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[6]	05/15/2057	31,906,520
9,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	9,671,310
3,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,246,480
5,000,000	Puerto Rico Electric Power Authority, Series A1	5.000		07/01/2042	5,155,600
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	1,594,716
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	1,664,398
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	6,043,032
1,760,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	1,883,922
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	3,732,334
500,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	523,490
10,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	10,001
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	326,970
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	757,862
1,750,000	Puerto Rico Infrastructure	6.400	[6]	07/01/2043	274,943
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,471,708
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	204,294
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,248,225
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	127,136

34	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375%		04/01/2042	$188,406
585,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	520,902
3,000,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2042	3,068,550
1,500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,757,685
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,190,980
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,016,127
6,000,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	6,572,520
4,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	4,880,565
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,390,900
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[6]	08/01/2034	9,203,100
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	24,688,277
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	6,317,795
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[6]	08/01/2038	4,173,175
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[6]	05/15/2035	2,370,234
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[6]	05/15/2035	273,256
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[6]	05/15/2035	483,973
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[6]	05/15/2035	657,160
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,444
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	2,009,377
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	444,022

					323,307,048
Total Investments, at Value (Cost $1,370,864,391)—113.2%					1,357,364,097
Liabilities in Excess of Other Assets—(13.2)					(158,697,452)

Net Assets–100.0%					$1,198,666,645

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See Note 1 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

35	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens	HUHS	Hahnemann University Hospital System
AUS	Allegheny United Hospital	IDA	Industrial Devel. Agency
BSVHS	Baptist/St. Vincent’s Health System	IEP	Iglesia Episcopal Puertorriquena
CCMC	Crozer-Chester Medical Center	ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
CKHS	Crozer-Keystone Health System	MAS	Mercy Adult Services
COP	Certificates of Participation	MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
DCMH	Delaware County Memorial Hospital	MCP	Medical College Of Pennsylvania
DGABC	Dr. Gertrude A. Barber Center	MHH	Mercy Haverford Hospital
DGABEI	Dr. Gertrude A. Barber Educational Institute	MHP	Mercy Health Plan
DGABF	Dr. Gertrude A. Barber Foundation	MHSSPA	Mercy Health System of Southeastern Pennsylvania
DOCNHS	Daughters of Charity National Health Systems	PA/NJ	Pennsylvania/New Jersey
DRIVERS	Derivative Inverse Tax Exempt Receipts	PPAM	Philadelphia Presbytery Apartments of Morrisville
EDFA	Economic Devel. Finance Authority	PSEG	Public Service Enterprise Group
GIH	Germantown Interfaith Housing	RR	Residential Resources
GO	General Obligation	RITES	Residual Interest Tax Exempt Security
GPA	General Purpose Authority	ROLs	Residual Option Longs
H&EFA	Health and Educational Facilities Authority	RRDC	Residential Resources Devel. Corp.
H&HEFA	Hospitals and Higher Education Facilities Authority	RRSW	Residential Resources Southwest
HDA	Hospital Devel. Authority	SCHS	St. Christopher’s Hospital for Children
HEBA	Higher Education Building Authority	SRHS	Sharon Regional Health System
HECR	Hospital Episcopal Cristo Redentor	SRPS	Sharon Regional Physicians Services
HEFA	Higher Education Facilities Authority	TASC	Tobacco Settlement Asset-Backed Bonds
HEHA	Higher Education and Health Authority	UPMC	University of Pittsburgh Medical Center
HESL	Hospital Episcopal San Lucas	V.I.	United States Virgin Islands
HFA	Housing Finance Agency	WMHS	Western Maryland Health Systems

See accompanying Notes to Financial Statements.

36	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value (cost $1,370,864,391)—see accompanying statement of investments	$1,357,364,097
Cash	567,597
Receivables and other assets:
Interest	14,525,601
Shares of beneficial interest sold	2,562,045
Investments sold	105,024
Other	384,468
Total assets	1,375,508,832
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	158,210,000
Payable on borrowings (See Note 6)	14,100,000
Investments purchased on a when-issued or delayed delivery basis	1,992,200
Dividends	1,051,589
Shares of beneficial interest redeemed	976,026
Trustees’ compensation	156,970
Distribution and service plan fees	143,154
Transfer and shareholder servicing agent fees	45,813
Shareholder communications	37,931
Interest expense on borrowings	7,202
Other	121,302
Total liabilities	176,842,187
Net Assets	$1,198,666,645
Composition of Net Assets
Paid-in capital	$1,315,548,450
Accumulated net investment income	9,570,343
Accumulated net realized loss on investments	(112,951,854)
Net unrealized depreciation on investments	(13,500,294)
Net Assets	$1,198,666,645

37	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $795,924,254 and 69,363,732 shares of beneficial interest outstanding)	$11.47
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.04
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,661,681 and 3,632,720 shares of beneficial interest outstanding)	$11.47
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $332,379,905 and 29,023,874 shares of beneficial interest outstanding)	$11.45
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $28,700,805 and 2,500,546 shares of beneficial interest outstanding)	$11.48

See accompanying Notes to Financial Statements.

38	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$74,359,791
Other income	653
Total investment income	74,360,444
Expenses
Management fees	5,325,374
Distribution and service plan fees:
Class A	1,130,114
Class B	403,924
Class C	2,734,383
Transfer and shareholder servicing agent fees:
Class A	354,660
Class B	53,326
Class C	167,166
Class Y	12,110
Shareholder communications:
Class A	42,380
Class B	5,955
Class C	18,358
Class Y	740
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,793,480
Borrowing fees	1,272,345
Interest expense on borrowings	46,086
Trustees’ compensation	26,356
Custodian fees and expenses	8,339
Administration service fees	1,500
Other	247,005
Total expenses	13,643,601
Less waivers and reimbursements of expenses	(88,701)
Net expenses	13,554,900
Net Investment Income	60,805,544
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,858,928)
Net change in unrealized appreciation/depreciation on investments	95,650,397
Net Increase in Net Assets Resulting from Operations	$152,597,013

See accompanying Notes to Financial Statements.

39	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$60,805,544	$69,365,022
Net realized loss	(3,858,928)	(10,970,822)
Net change in unrealized appreciation/depreciation	95,650,397	(35,014,387)
Net increase in net assets resulting from operations	152,597,013	23,379,813
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,316,007)	(47,455,240)
Class B	(2,320,035)	(3,095,134)
Class C	(15,882,162)	(15,802,302)
Class Y	(1,222,488)	(206,300)
	(64,740,692)	(66,558,976)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	13,147,940	(64,095,088)
Class B	(10,431,715)	(17,678,508)
Class C	31,295,073	(18,734,008)
Class Y	14,888,014	11,706,343
	48,899,312	(88,801,261)
Net Assets
Total increase (decrease)	136,755,633	(131,980,424)
Beginning of period	1,061,911,012	1,193,891,436
End of period (including accumulated net investment income of $9,570,343 and $16,054,984, respectively)	$1,198,666,645	$1,061,911,012

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

40	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2012

Cash Flows from Operating Activities
Net increase in net assets from operations	$152,597,013
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(202,597,134)
Proceeds from disposition of investment securities	183,605,824
Short-term investment securities, net	18,737,386
Premium amortization	884,214
Discount accretion	(11,396,131)
Net realized loss on investments	3,858,928
Net change in unrealized appreciation/depreciation on investments	(95,650,397)
Change in assets:
Increase in other assets	(33,410)
Increase in receivable for securities sold	(100,024)
Increase in interest receivable	(345,441)
Change in liabilities:
Increase in payable for securities purchased	1,992,200
Increase in other liabilities	80,280
Net cash provided by operating activities	51,633,308
Cash Flows from Financing Activities
Proceeds from borrowings	259,800,000
Payments on borrowings	(257,000,000)
Payments on short-term floating rate notes issued	(36,315,000)
Proceeds from shares sold	184,390,337
Payments on shares redeemed	(187,901,022)
Cash distributions paid	(14,742,059)
Net cash used in financing activities	(51,767,744)
Net decrease in cash	(134,436)
Cash, beginning balance	702,033
Cash, ending balance	$567,597

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $49,527,883.

Cash paid for interest on borrowings—$40,945.

Cash paid for interest on short-term floating rate notes issued—$1,793,480.

See accompanying Notes to Financial Statements.

41	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class A	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.60	$10.96	$9.28	$11.12	$12.77
Income (loss) from investment operations:
Net investment income[2]	.63	.69	.71	.69	.64
Net realized and unrealized gain (loss)	.90	(.39)	1.62	(1.90)	(1.69)
Total from investment operations	1.53	.30	2.33	(1.21)	(1.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.66)	(.65)	(.63)	(.60)
Net asset value, end of period	$11.47	$10.60	$10.96	$9.28	$11.12
Total Return, at Net Asset Value[3]	14.84%	2.98%	25.50%	(10.41)%	(8.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$795,924	$723,618	$817,706	$675,031	$816,645
Average net assets (in thousands)	$752,625	$760,121	$778,632	$640,109	$847,089
Ratios to average net assets:[4]
Net investment income	5.67%	6.50%	6.71%	7.53%	5.33%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.70%	0.70%	0.69%	0.73%	0.67%
Interest and fees from borrowings	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	0.98%	1.03%	1.18%	2.09%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.03%	1.17%	2.09%	1.41%
Portfolio turnover rate	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class B	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.59	$10.95	$9.28	$11.12	$12.76
Income (loss) from investment operations:
Net investment income[2]	.54	.60	.62	.60	.54
Net realized and unrealized gain (loss)	.91	(.38)	1.61	(1.89)	(1.68)
Total from investment operations	1.45	.22	2.23	(1.29)	(1.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.58)	(.56)	(.55)	(.50)
Net asset value, end of period	$11.47	$10.59	$10.95	$9.28	$11.12
Total Return, at Net Asset Value[3]	14.02%	2.13%	24.36%	(11.16)%	(9.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,662	$48,569	$68,602	$69,650	$119,418
Average net assets (in thousands)	$44,543	$57,201	$71,759	$78,974	$148,180
Ratios to average net assets:[4]
Net investment income	4.86%	5.67%	5.87%	6.66%	4.51%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.53%	1.53%	1.53%	1.46%
Interest and fees from borrowings	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	1.82%	1.86%	2.02%	2.89%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.86%	2.01%	2.89%	2.20%
Portfolio turnover rate	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class C	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$10.58	$10.94	$9.27	$11.11	$12.75
Income (loss) from investment operations:
Net investment income[2]	.54	.61	.63	.61	.55
Net realized and unrealized gain (loss)	.91	(.39)	1.61	(1.89)	(1.68)
Total from investment operations	1.45	.22	2.24	(1.28)	(1.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.58)	(.57)	(.56)	(.51)
Net asset value, end of period	$11.45	$10.58	$10.94	$9.27	$11.11
Total Return, at Net Asset Value[3]	14.01%	2.20%	24.47%	(11.11)%	(9.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$332,380	$277,553	$307,583	$243,599	$291,693
Average net assets (in thousands)	$302,122	$287,679	$287,513	$227,214	$309,446
Ratios to average net assets:[4]
Net investment income	4.89%	5.74%	5.93%	6.74%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.46%	1.46%	1.45%	1.50%	1.44%
Interest and fees from borrowings	0.12%	0.13%	0.27%	0.87%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.20%	0.22%	0.49%	0.60%
Total expenses	1.74%	1.79%	1.94%	2.86%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.79%	1.93%	2.86%	2.18%
Portfolio turnover rate	15%	16%	17%	30%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	Year Ended July 31,	Period Ended July 29,
Class Y	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.60	$10.68
Income (loss) from investment operations:
Net investment income[2]	.64	.44
Net realized and unrealized gain (loss)	.92	(.07)
Total from investment operations	1.56	.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.45)
Net asset value, end of period	$11.48	$10.60
Total Return, at Net Asset Value[3]	15.09%	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,701	$12,171
Average net assets (in thousands)	$20,110	$4,849
Ratios to average net assets:[4]
Net investment income	5.70%	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.57%
Interest and fees from borrowings	0.12%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.16%	0.20%
Total expenses	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.90%
Portfolio turnover rate	15%	16%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker

46	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the

47	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the

48	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $80,485,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2012, municipal bond holdings with a value of $261,195,133 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $158,210,000 in short-term floating rate securities issued and outstanding at that date.

49	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

At July 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$3,250,000	Berks County, PA Municipal Authority ROLs	16.641%	11/1/31	$5,302,440
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	11.068	2/1/41	9,477,447
6,240,000	Delaware County, PA IDA ROLs[3]	11.433	11/1/38	7,126,018
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.683	9/1/34	8,136,750
7,000,000	Montgomery County, PA IDA RITES	12.511	8/1/38	10,161,340
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.849	6/1/32	10,022,240
7,500,000	PA Geisinger Authority Health System DRIVERS	15.747	6/1/39	10,944,600
5,015,000	PA HFA (Single Family Mtg.) DRIVERS	8.021	10/1/22	5,111,188
760,000	PA HFA (Single Family Mtg.) ROLs[3]	8.538	10/1/32	781,257
6,345,000	PA HFA (Single Family Mtg.) ROLs[3]	10.901	10/1/37	6,664,090
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	18.591	6/1/29	10,069,826
9,000,000	PA Turnpike Commission ROLs[3]	7.914	12/1/40	11,094,660
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.099	8/1/57	8,093,277

				$102,985,133

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $158,210,000 or 11.50% of its total assets as of July 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

50	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,992,200

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2012 is as follows:

Cost	$79,611,707
Market Value	$22,082,833
Market Value as a % of Net Assets	1.84%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or

51	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$7,774,554	$—	$109,554,241	$16,897,910

1. As of July 31, 2012, the Fund had $109,554,241 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$1,143,881
2017	48,870,545
2018	43,078,455
No expiration	16,461,360

Total	$109,554,241

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 29, 2011, the Fund utilized $3,762,438 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$387,302	$2,549,493	$2,936,795

52	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Exempt-interest dividends	$63,934,791	$65,756,338
Ordinary income	418,599	1,189,940

Total	$64,353,390	$66,946,278

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,216,182,229[1]

Gross unrealized appreciation	$104,668,505
Gross unrealized depreciation	(121,566,415)

Net unrealized depreciation	$(16,897,910)

1. The Federal tax cost of securities does not include cost of $158,079,778 which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,105
Payments Made to Retired Trustees	10,861
Accumulated Liability as of July 31, 2012	79,823

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a

53	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

54	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

55	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

56	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$1,034,057,049	$—	$1,034,057,049
U.S. Possessions	—	323,307,048	—	323,307,048

Total Assets	$—	$1,357,364,097	$—	$1,357,364,097

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

57	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	9,459,222	$105,245,449	8,958,293	$95,825,137
Dividends and/or distributions reinvested	3,121,793	34,687,453	2,964,502	31,336,558
Redeemed	(11,486,531)	(126,784,962)	(18,273,952)	(191,256,783)

Net increase (decrease)	1,094,484	$13,147,940	(6,351,157)	$(64,095,088)

Class B
Sold	494,957	$5,475,955	560,179	$5,960,996
Dividends and/or distributions reinvested	169,735	1,881,338	202,689	2,144,251
Redeemed	(1,616,427)	(17,789,008)	(2,441,536)	(25,783,755)

Net decrease	(951,735)	$(10,431,715)	(1,678,668)	$(17,678,508)

Class C
Sold	5,093,656	$56,692,049	3,427,599	$36,701,253
Dividends and/or distributions reinvested	1,091,972	12,119,353	988,382	10,432,273
Redeemed	(3,395,650)	(37,516,329)	(6,299,300)	(65,867,534)

Net increase (decrease)	2,789,978	$31,295,073	(1,883,319)	$(18,734,008)

Class Y
Sold	1,724,445	$19,024,517	1,202,585	$12,263,088
Dividends and/or distributions reinvested	75,217	839,739	19,116	199,820
Redeemed	(447,069)	(4,976,242)	(73,748)	(756,565)

Net increase	1,352,593	$14,888,014	1,147,953	$11,706,343

1. For the year ended July 29, 2011, for Class A, B, and C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011 for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$202,597,134	$183,605,824

58	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $581,779 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year

59	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$3,051,846
Class C	5,646,514

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$311,260	$—	$55,092	$12,960

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2012, the Manager reimbursed the Fund $88,701 for legal costs and fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to October 1, 2011. Effective October 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as

60	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.3384% as of July 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2012 equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.3384%. Details of the borrowings for the year ended July 31, 2012 are as follows:

Average Daily Loan Balance	$16,338,525
Average Daily Interest Rate	0.267%
Fees Paid	$977,263
Interest Paid	$40,945

61	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended July 31, 2012.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor

62	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

(the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011,

63	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

64	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (a separate series of Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 17, 2012

65	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CREDIT ALLOCATION    Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of July 31, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of July 31, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO—Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	0.0%	0.0%	0.0%
AA	25.7	0.8	26.5
A	10.0	0.0	10.0
BBB	42.7	4.9	47.6
BB or lower	6.1	9.8	15.9

Total	84.5%	15.5%	100.0%

66	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction. 99.35% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

67	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from Oppenheimer Funds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

68	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (July 2012-June 2013); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

69	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58

70	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Joel W. Motley, Continued	portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

71	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Associate Portfolio Manager of the Manager (January 2008-November 2010).). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (January 2008-November 2010); Credit Analyst of the Manager (May 2006-February 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since June 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of BabsonCapital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006)

72	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

William F. Glavin, Jr., Continued	of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

73	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

74	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Oppenheimer Pennsylvania Municipal Fund

A Series of Oppenheimer Multi-State Municipal Trust
Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

75	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

77	OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

July 31, 2012

Oppenheimer Rochester National Municipals	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Tobacco-Master Settlement Agreement	17.0%
Airlines	11.6
Special Assessment	9.8
Hospital/Healthcare	9.2
General Obligation	5.4
Tax Increment Financing	5.1
Adult Living Facilities	4.2
Sales Tax Revenue	3.5
Highways/Commuter Facilities	3.2
Diversified Financial Services	3.0

Portfolio holdings are subject to change. Percentages are as of July 31, 2012, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	6.8%
AA	22.1
A	9.6
BBB	10.1
BB and lower	16.4
Unrated	35.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.

Management’s Discussion of Fund Performance. In the reporting period ended July 31, 2012, Oppenheimer Rochester National Municipals benefited from a rally in the municipal market and produced an annual total return of 16.63% at net asset value (11.09% with sales charge).

The charts on pages 14 to 17 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives, and we believe that this Fund’s investments offer structural advantages that can help shareholders achieve their investment goals over the long term.

The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S tobacco manufacturers. As of July 31, 2012, holdings in this sector represented 17.0% of the Fund’s total assets, comprising the industry’s largest sector.1

As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors. This sector contributed strongly to the Fund’s total return this reporting period.

The Fund’s airline holdings represented 11.6% of total assets as of July 31, 2012. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. In late November 2011, AMR Corporation, the parent company of American Airlines, filed for bankruptcy protection. While the filing itself was largely expected, the timing came as a surprise to the market. As a result, prices of AMR’s equity and bond offerings declined. We anticipate that many of AMR’s obligations will be maintained through the bankruptcy period, and many of them will either be restructured

1. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

10	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

or resolved at prices that are currently reflected by the market and already incorporated into the Fund’s net asset values. Investors should also know that we would not expect this bankruptcy to be resolved in the short term. These proceedings—as exemplified by past filings, most notably Northwest Airlines in 2005—can take 2 years or more to be fully resolved. The price changes in the Fund’s AMR holdings caused this sector to be a detractor from performance in this reporting period.

Oppenheimer Rochester National Municipals remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.8% and 2.1% of the Fund’s total assets, respectively.

In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. In this reporting period, the Fund experienced a reduction in the number of holdings that missed or were likely to miss a scheduled payment of interest or principal, and some positions in the Special Assessment and Special Tax sectors were sold.

The Special Tax and Special Assessment sectors were both positive contributors to the Fund’s total return this reporting period. We will continue to hold carefully researched dirt bonds in our portfolios, as improvements in the housing market and the general economy could strengthen the credit profiles of these sectors going forward. The Fund remains focused on working through other distressed situations and will continue to sell holdings opportunistically.

As of July 31, 2012, the Fund was invested in the hospital/healthcare sector, representing 9.2% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as many politicians, lobbyists, activists and others continued to argue about the constitutionality of the Affordable Care Act of 2010. On June 28, 2012, the Supreme Court upheld the “individual mandate,” which was considered the most controversial element of the Act. Immediately after the court’s ruling, some politicians suggested that Congress would revisit and perhaps seek to override the legislation. However, none of these developments has changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed positively to the Fund’s total return this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 6.6% of the Fund’s net assets on July 31, 2012,

11	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION

and contributed positively to the Fund’s total return this reporting period. The Fund’s holdings come from many different sectors, including the tobacco and sales tax revenue sectors, as well as general obligation debt. These investments are supported by taxes and other revenues designed to help finance electric utilities, highways and education.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. This discipline has helped Puerto Rico significantly reduce pressure on its municipal bonds. The administration proposed another deficit budget for the fiscal year that began July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years.

Bond sales have remained strong, despite concerns raised over credit quality. In a period of low issuance, the Puerto Rico Aqueduct and Sewer Authority came to market in February 2012 with $1.8 billion in senior-lien revenue bonds, the largest scheduled sale in the long-term market to date for the year. It came to market once again in March 2012, with another significant sale for $2.3 billion in public improvement refunding bonds, an increase from the anticipated $1.5 billion priced ahead of schedule.

During this reporting period, both S&P and Moody’s revised their outlooks on general obligation debt issued by the Commonwealth. As of July 31, 2012, the S&P rating was BBB and the Moody’s rating was Baa1, both with negative outlooks. While the ratings agencies have raised concerns about the fiscal environment’s potential to delay structurally balanced budgets in the near future, our stance remains bullish. We continue to remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.

General obligation debt backed by the full faith and taxing authority of the state and local governments represented 5.4% of the Fund’s total assets as of July 31, 2012, and contributed positively to the Fund’s total return. Elected officials consistently safeguarded the debt service payments on their general obligation bonds this reporting period, while working to resolve their ongoing budget challenges.

Tax increment financing (TIF) bonds constituted 5.1% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. The TIF sector contributed favorably to the Fund’s total return this reporting period.

The adult living facilities sector, with 4.2% of the Fund’s total assets as of July 31, 2012, was a favorable contributor to the Fund’s total return this reporting period. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values.

12	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The electric utilities sector, with 1.2% of the Fund’s total assets as of July 31, 2012, had a negative impact on the Fund’s total return this reporting period. The overall fundamentals appeared to be stable this reporting period and this sector, in the Fund’s experience, has typically been additive to Fund performance. This reporting period, the prices of the Fund’s investment in bonds issued by Energy Future Holdings (formerly TXU Corporation) declined amid widespread speculation that a corporate restructuring was in the offing, causing the sector to underperform.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In periods of low short-term interest rates, inverse floaters generally offer very attractive levels of tax-free income. These securities contributed positively to the Fund’s total return this reporting period.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition–as well as our time-tested strategies–will continue to benefit long-term investors through interest rate and economic cycles.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2012. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.

13	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 7/31/12

1-Year  11.09%       5-Year  –3.01%      10-Year  2.81%

14	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 7/31/12

1-Year  10.76%       5-Year  –3.15%      10-Year  2.84%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

15	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 7/31/12

1-Year  14.80%       5-Year  –2.83%      10-Year  2.51%

16	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  16.97%      Since Inception (11/29/10)  13.72%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.

17	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester National Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

18	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,088.70	$5.31
Class B	1,000.00	1,084.00	9.58
Class C	1,000.00	1,084.90	9.32
Class Y	1,000.00	1,091.10	4.53

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.79	5.14
Class B	1,000.00	1,015.71	9.26
Class C	1,000.00	1,015.96	9.01
Class Y	1,000.00	1,020.54	4.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.84
Class C	1.79
Class Y	0.87

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 31, 2012

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—118.9%
Alabama—0.3%
$ 15,000	AL HFA (South Bay Apartments)[1]	5.950%		02/01/2033	$15,147
8,095,000	AL Space Science Exhibit Finance Authority	6.000		10/01/2025	7,364,912
1,810,000	Andalusia-Opp, AL Airport Authority[1]	5.000		08/01/2026	1,755,067
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[2]	8.250		01/01/2031	1,407,780
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.000		05/01/2025	10,084
6,885,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.000		06/01/2026	5,814,658
2,600,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.250		06/01/2037	2,068,742
					18,436,390
Alaska—0.2%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.150		08/01/2031	808,358
40,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	6.000		01/01/2014	40,134
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	561,017
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	170,005
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[3]	06/01/2046	1,032,896
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[3]	06/01/2046	642,697
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,347,119
					14,602,226
Arizona—2.2%
7,680,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.250		03/01/2039	8,551,296
2,900,000	Buckeye, AZ Watson Road Community Facilities District	5.750		07/01/2022	2,861,111
4,600,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,363,008
8,388,832	East San Luis, AZ Community Facilities District Special Assessment (Area One)	6.375		01/01/2028	7,846,075
4,349,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4]	8.500		01/01/2028	3,756,188
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	312,421

21	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$ 810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625%	07/15/2025	$823,730
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800	07/15/2030	912,384
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900	07/15/2022	1,066,887
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	349,562
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	517,830
927,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000	07/01/2017	949,888
1,255,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,240,869
4,111,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	3,929,047
15,000,000	Glendale, AZ Western Loop Public Facilities[1]	6.250	07/01/2038	15,989,250
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	1,000,670
3,280,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,315,457
1,875,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	1,835,213
295,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	265,556
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	1,798,193
3,595,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	3,002,975
437,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	410,417
360,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	338,101
877,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	780,109
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	1,027,013
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	402,889
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	321,468
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,992,564
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	6,632,400
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,625,745
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,198,636

22	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$ 1,575,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050%	01/01/2037	$1,597,853
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,274,975
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	3,752,170
12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375	07/01/2039	13,605,404
3,000,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	3,315,840
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,476,330
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500	04/01/2041	5,964,701
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	257,560
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	555,374
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,513,680
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,791,950
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.600	12/01/2022	2,319,725
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	11,570,529
9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	9,420,300
1,220,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	1,223,343
1,089,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	809,508
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	1,404,480
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	233,208
150,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	151,145
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	746,277
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,673,179
600,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2046	647,682
505,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000	01/01/2039	515,741
4,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	3,673,920
				149,911,826
Arkansas—0.1%
7,495,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	4,256,560
California—18.6%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,749,975

23	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625%		01/01/2040	$832,695
380,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2028	391,757
1,095,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2030	1,128,770
4,070,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250		09/01/2040	4,195,071
11,720,000	Bay Area CA Toll Authority (San Francisco Bay Area)[5]	5.500		04/01/2043	13,324,103
2,745,000	Beaumont, CA Financing Authority[1]	5.250		09/01/2039	2,807,449
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750		05/01/2034	101,052
235,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	236,734
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,950,560
25,000	Buena Park, CA Special Tax (Park Mall)[1]	6.125		09/01/2033	25,239
127,310,000	CA County Tobacco Securitization Agency	6.489	[3]	06/01/2046	4,606,076
107,400,000	CA County Tobacco Securitization Agency	6.619	[3]	06/01/2050	2,240,364
33,920,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	1,100,026
215,100,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	2,690,901
246,760,000	CA County Tobacco Securitization Agency	7.477	[3]	06/01/2055	2,149,280
10,530,000	CA County Tobacco Securitization Agency	8.150	[3]	06/01/2033	1,097,226
255,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	204,436
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	13,761,130
10,000,000	CA County Tobacco Securitization Agency (TASC)	5.450		06/01/2028	9,052,900
1,965,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,874,669
14,800,000	CA County Tobacco Securitization Agency (TASC)	5.600		06/01/2036	13,017,044
36,000,000	CA County Tobacco Securitization Agency (TASC)	5.650		06/01/2041	31,403,520
58,530,000	CA County Tobacco Securitization Agency (TASC)	5.700		06/01/2046	50,382,624
2,610,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,609,739
7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	7,227,886
2,930,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	2,909,197

24	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125%		06/01/2038	$4,999,900
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[3]	06/01/2046	3,149,250
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[3]	06/01/2050	22,183,306
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,587,738
13,190,000	CA GO5	5.050		12/01/2036	13,505,216
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2033	11,239,480
7,935,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	6,068,450
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	113,206,356
51,790,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	43,846,968
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	4,406,400
15,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	17,836,777
15,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	17,350,950
11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000		11/15/2042	11,654,829
24,000,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[5]	5.250		11/15/2046	25,472,160
7,050,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[1]	5.250		11/15/2046	7,482,447
2,700,000	CA Independent Cities Finance Authority (Augusta Communities Mobile Home Park)[6]	5.000		05/15/2047	2,774,736
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,967,817
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[5]	5.000		05/15/2040	11,228,100
8,600,000	CA M-S-R Energy Authority	7.000		11/01/2034	11,294,982
3,300,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	6.000		10/01/2046	3,507,603
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	905,873
6,500,000	CA Public Works[1]	5.000		04/01/2037	7,040,930
6,970,000	CA Public Works[1]	5.750		03/01/2030	7,973,959
1,000,000	CA Public Works[1]	6.000		03/01/2035	1,185,330
3,960,000	CA Public Works[1]	6.625		11/01/2034	4,890,323

25	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147%[3]		06/01/2056	$1,479,126
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[3]	06/01/2056	625,923
25,800,000	CA Silicon Valley Tobacco Securitization Authority	8.590	[3]	06/01/2041	2,186,808
70,785,000	CA Silicon Valley Tobacco Securitization Authority	8.994	[3]	06/01/2036	9,857,519
13,505,000	CA Silicon Valley Tobacco Securitization Authority	9.002	[3]	06/01/2047	684,974
4,500,000	CA Statewide CDA (Daughters of Charity)[1]	5.250		07/01/2030	4,655,115
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,208
13,500,000	CA Statewide CDA (Kaiser Permanente)[1]	5.000		04/01/2042	14,816,925
7,500,000	CA Statewide CDA (Lodi Memorial Hospital)[1]	5.000		12/01/2027	7,906,725
2,019,578	CA Statewide CDA (Microgy Holdings)[2]	9.000		12/01/2038	18,863
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	1,517,010
4,875,000	CA Statewide CDA (Sutter Health/California Pacific Medical Center Obligated Group)[1]	5.250		11/15/2048	5,244,428
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	210,706
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[3]	06/01/2055	5,880,627
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	2,264,600
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,500,405
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	99,295
1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,395,095
55,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	45,721
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,805,425
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	12,030,025
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	166,284
985,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2023	995,963
1,490,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2036	1,391,139
350,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.250		09/01/2027	360,868
275,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.375		09/01/2028	283,553

26	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,300,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.750%		09/01/2040	$1,340,287
5,855,000	Compton, CA Public Finance Authority[1]	5.250		09/01/2027	4,928,680
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,566,432
33,000,000	Desert, CA Community College District[5]	5.000		08/01/2037	35,779,920
25,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	6.300		09/01/2022	25,284
820,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	888,798
10,000,000	Foothill, CA De Anza Community College District[1]	5.000		08/01/2040	11,588,600
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	102,804
15,000,000	Grossmont, CA Union High School District[5]	5.500		08/01/2045	17,680,050
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[1]	5.000		12/01/2036	184,146
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	3,641,600
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[3]	06/01/2057	3,752,333
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	8,670,000
1,490,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4[1]	5.700		09/01/2034	1,516,984
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	412,412
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	360,843
310,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	319,588
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	360,801
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	515,405
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[1]	5.250		09/01/2029	1,005,240
1,335,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,376,879
3,250,000	Los Alamitos, CA Unified School District COP	0.000	[7]	08/01/2042	1,788,898
8,755,000	Los Angeles County, CA Unified School District[5]	5.000		01/01/2034	9,908,955
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,674,563
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	35,609,587
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,615,300
90,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700		06/20/2028	90,088

27	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 4,500,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750%		10/01/2014	$4,500,675
10,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.000		12/01/2012	9,980
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	5,349,251
19,050,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500		12/01/2024	19,047,143
99,245,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.500		12/01/2024	99,230,063
11,740,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	11,814,197
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	29,391,774
11,000,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2032	12,392,160
30,000,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2032	33,826,500
7,330,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	8,296,898
10,550,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	11,941,069
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	198,562
1,250,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150		09/01/2036	1,250,850
1,470,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	1,429,002
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[5]	5.000		12/01/2024	12,106,576
20,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	16,241,600
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[3]	06/01/2045	3,388,790
2,825,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[1]	6.750		09/01/2040	3,260,333
5,925,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,854,649
14,000,000	Paramount, CA Unified School District[1]	0.000	[7]	08/01/2045	9,324,980
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	16,335,461
1,000,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	1,012,110
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	10,418
28,054,000	River Rock, CA Entertainment Authority	8.000		11/01/2018	27,232,859
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,078,038
4,700,000	Riverside, CA (Recovery Zone Facility) COP[1]	5.500		03/01/2040	4,971,237
400,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	400,476
1,345,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15[1]	5.600		09/01/2034	1,368,645

28	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 1,750,000	Sacramento County, CA COP[1]	5.750%		02/01/2030	$1,961,803
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	334,906
825,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.750		09/01/2040	850,097
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,533,760
2,200,000	San Diego County, CA COP	5.700		02/01/2028	1,760,836
16,260,000	San Francisco, CA Bay Area Toll Authority[5]	5.125		04/01/2047	18,485,487
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	877,868
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,143,080
5,000,000	San Joaquin Hills, CA Transportation Corridor	6.250	[3]	01/15/2031	1,813,950
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,707,280
73,990,000	Silicon Valley CA Tobacco Securitization Authority	8.902	[3]	06/01/2047	3,752,773
28,690,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	22,636,984
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[3]	06/01/2046	5,384,042
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	1,084,368
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	3,465,398
1,655,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	1,262,037
12,115,000	Stockton, CA Unified School District	5.920	[3]	08/01/2038	2,778,212
14,735,000	Stockton, CA Unified School District	5.950	[3]	08/01/2041	2,838,992
17,145,000	Stockton, CA Unified School District	5.950	[3]	08/01/2043	2,937,110
6,245,000	Stockton, CA Unified School District	6.000	[3]	08/01/2037	1,519,221
5,360,000	Stockton, CA Unified School District	6.020	[3]	08/01/2048	671,018
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,419,626
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,517,269
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	3,965,729
11,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	7,492,320
2,030,000	Thousand Oaks, CA Community Facilities District[6]	5.000		09/01/2022	2,039,500
6,015,000	Thousand Oaks, CA Community Facilities District[6]	5.375		09/01/2031	6,026,308
4,665,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,884,675

29	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100%	09/01/2034	$207,428
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500	09/01/2042	4,011,175
60,000	West Patterson, CA Financing Authority Special Tax[1]	6.700	09/01/2032	60,025
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A1	6.500	09/01/2026	35,020
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000	09/01/2040	7,324,800
4,755,000	Western Placer, CA Unified School District[1]	5.750	08/01/2049	5,254,132
15,000,000	Westminster, CA Redevel. Agency Tax Allocation[5]	5.750	11/01/2045	17,325,450
7,500,000	Westminster, CA Redevel. Agency Tax Allocation[5]	6.250	11/01/2039	9,127,425
75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000	09/01/2028	76,050
				1,272,798,560
Colorado—4.3%
1,750,000	Arkansas River, CO Power Authority[1]	6.125	10/01/2040	1,879,938
1,000,000	CO Andonea Metropolitan District No. 2	6.125	12/01/2025	884,620
2,380,000	CO Andonea Metropolitan District No. 3	6.250	12/01/2035	1,968,903
5,000,000	CO Arista Metropolitan District	6.750	12/01/2035	4,161,100
14,000,000	CO Arista Metropolitan District	9.250	12/01/2037	11,011,560
3,000,000	CO Beacon Point Metropolitan District[1]	6.125	12/01/2025	3,049,740
3,500,000	CO Beacon Point Metropolitan District[1]	6.250	12/01/2035	3,541,510
500,000	CO Castle Oaks Metropolitan District[1]	6.125	12/01/2035	442,175
5,505,000	CO Central Marksheffel Metropolitan District	7.250	12/01/2029	5,568,693
1,000,000	CO Confluence Metropolitan District	5.400	12/01/2027	866,320
1,000,000	CO Copperleaf Metropolitan District No. 2	5.850	12/01/2026	785,290
1,850,000	CO Copperleaf Metropolitan District No. 2	5.950	12/01/2036	1,327,135
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250	12/01/2037	953,824
1,500,000	CO Crystal Crossing Metropolitan District[4]	6.000	12/01/2036	998,460
1,210,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625	12/01/2036	896,719
1,287,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2036	945,134
4,475,000	CO Elbert and Highway 86 Metropolitan District[4]	7.500	12/01/2032	3,018,388
2,385,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	2,176,384
671,000	CO Fallbrook Metropolitan District[1]	5.625	12/01/2026	597,197
1,800,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	1,910,538
50,000	CO Health Facilities Authority (CLC/CLCSF Obligated Group)	6.250	01/01/2034	49,495

30	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$ 1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300%		07/01/2037	$1,160,161
2,942,000	CO Heritage Todd Creek Metropolitan District[1]	5.500		12/01/2037	2,339,890
5,080,000	CO High Plains Metropolitan District	6.125		12/01/2025	4,706,417
10,875,000	CO High Plains Metropolitan District	6.250		12/01/2035	9,493,766
491,000	CO Horse Creek Metropolitan District[1]	5.750		12/01/2036	405,866
500,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036	515,790
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250		12/01/2037	1,719,329
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035	2,129,275
1,118,000	CO Liberty Ranch Metropolitan District[4]	6.250		12/01/2036	973,767
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,399,181
2,800,000	CO Mountain Shadows Metropolitan District	5.625		12/01/2037	2,242,716
1,645,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[1]	6.000	[8]	11/01/2033	1,645,280
3,000,000	CO Murphy Creek Metropolitan District No. 3[4]	6.000		12/01/2026	1,492,350
10,060,000	CO Murphy Creek Metropolitan District No. 3[4]	6.125		12/01/2035	4,952,337
2,275,000	CO Neu Towne Metropolitan District[4]	7.250		12/01/2034	684,593
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,315,723
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	973,270
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	4,485,375
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	7,712,353
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[3]	12/15/2017	5,578,679
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,330,162
320,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	328,973
780,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021	788,744
1,250,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	1,242,488
970,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	964,170
2,259,000	CO Regency Metropolitan District	5.750		12/01/2036	1,896,476
16,250,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2034	18,714,475
6,530,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2041	7,443,286
3,500,000	CO Regional Transportation District COP (Denver Transportation Partners)[1]	5.375		06/01/2031	3,996,265
1,750,000	CO Serenity Ridge Metropolitan District No. 2[4]	7.500		12/01/2034	845,775
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	373,395
5,153,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	5,172,118
1,720,000	CO Sorrell Ranch Metropolitan District[4]	6.750		12/15/2036	1,726,742

31	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$ 1,315,000	CO Stoneridge Metropolitan District[1]	5.625%		12/01/2036	$1,157,739
8,000,000	CO Talon Pointe Metropolitan District	8.000		12/01/2039	8,207,120
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	326,878
695,000	CO Traditions Metropolitan District No. 2[1]	5.750		12/01/2036	668,555
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[7]	12/15/2037	3,960,834
3,755,000	CO Waterview I Metropolitan District	8.000		12/15/2032	3,831,715
500,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025	466,065
2,500,000	CO Wheatlands Metropolitan District[1]	6.125		12/01/2035	2,185,400
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	4,069,600
500,000	CO Wyndham Hill Metropolitan District[1]	6.250		12/01/2025	466,545
892,000	CO Wyndham Hill Metropolitan District[1]	6.375		12/01/2035	791,008
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	12,473,149
52,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.250		10/01/2032	52,273,916
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.750		10/01/2032	35,968,768
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000		12/01/2030	997,804
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375		12/01/2035	1,788,434
675,000	Eagle County, CO Airport Terminal Corp.[1]	5.250		05/01/2020	677,538
500,000	Harvest Junction, CO Metropolitan District[1]	5.000		12/01/2030	511,105
200,000	Harvest Junction, CO Metropolitan District[1]	5.200		12/01/2032	205,050
500,000	Harvest Junction, CO Metropolitan District[1]	5.375		12/01/2037	511,100
750,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	873,675
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000	[7]	12/15/2041	7,949,077
5,632,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,293,220
					293,436,605
Connecticut—0.1%
470,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	218,559
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500		09/01/2036	1,480,725
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750		09/01/2027	690,778

32	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Connecticut Continued
$ 6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,9	6.500%		09/01/2031	$2,365,380
					4,755,442
Delaware—0.1%
1,400,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,130,906
6,932,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	5,349,840
					6,480,746
District of Columbia—3.4%
10,000,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	11,725,600
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	30,084,323
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,541,050
28,525,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2043	30,824,625
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,462,112
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,183,620
85,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	86,698
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,333,273
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[3]	06/15/2055	12,078,470
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[3]	06/15/2055	8,239,550
29,315,000	Metropolitan Washington D.C. Airport Authority[5]	5.000		10/01/2032	31,068,831
16,615,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	0.000	[7]	10/01/2041	16,004,399
38,485,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[7]	10/01/2044	32,763,050
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B5	5.000		10/01/2034	12,445,840
					229,841,441
Florida—12.3%
1,040,000	Aberdeen, FL Community Devel. District[2]	5.250		11/01/2015	533,021
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	153,756
22,500,000	Aberdeen, FL Community Devel. District[4]	5.500		05/01/2036	11,739,375
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875		11/15/2042	7,789,520

33	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 5,350,000	Amelia Concourse, FL Community Devel. District[2]	5.750%	05/01/2038	$2,131,012
180,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250	05/01/2016	175,039
13,820,000	Arlington Ridge, FL Community Devel. District[4]	5.500	05/01/2036	5,478,248
2,200,000	Avelar Creek, FL Community Devel. District[1]	5.375	05/01/2036	2,101,858
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300	05/01/2014	261,302
755,000	Avignon Villages, FL Community Devel. District[2]	5.400	05/01/2037	188,856
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500	02/01/2030	14,840,659
2,150,000	Bay Laurel Center, FL Community Devel. District Special Assessment[1]	5.450	05/01/2037	1,998,318
225,000	Bayshore, FL Hsg. Corp.[2]	8.000	12/01/2016	57,211
10,040,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	5,361,962
4,250,000	Baywinds, FL Community Devel. District	7.020	05/01/2022	3,040,790
10,640,000	Bella Verde, FL Golf Community Devel. District[2]	7.250	12/18/2008	2,941,854
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	10,037,600
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	9,669,853
3,780,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	3,380,756
360,000	Broward County, FL HFA (Single Family)[1]	5.000	10/01/2039	360,659
15,000	Broward County, FL HFA (Stirling Apartments)[1]	5.600	10/01/2018	15,011
125,000	Broward County, FL HFA (Stirling Apartments)[1]	5.750	04/01/2038	125,045
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,667,424
755,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	595,672
25,500,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,948,425
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	5,248,090
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	10,118,011
16,095,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	10,531,119
3,775,000	Connerton West, FL Community Devel. District[2]	5.125	05/01/2016	1,444,202
4,310,000	Connerton West, FL Community Devel. District[2]	5.400	05/01/2038	1,648,877
4,800,000	Copperstone, FL Community Devel. District[1]	5.200	05/01/2038	3,952,128
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,358,086
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	1,130,246
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	540,616
9,100,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	5,871,593

34	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 45,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050%	11/01/2039	$45,023
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	90,207
1,500,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,500,240
75,000	Dade County, FL Res Rec	5.500	10/01/2013	75,293
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	4,319,774
2,270,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,853,500
3,130,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,433,669
2,185,000	East Park, FL Community Devel. District Special Assessment[2]	7.500	05/01/2039	1,681,663
1,035,000	Easton Park, FL Community Devel. District[1]	5.200	05/01/2037	1,006,558
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	1,758,481
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,140,020
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	5,339
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	5,706
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	3,149,580
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	5,849,220
1,750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	1,795,798
2,290,000	FL Gateway Services Community Devel. District (Sun City Center)[1]	6.500	05/01/2033	2,309,236
1,480,000	FL Gateway Services District (Water & Sewer)[1]	6.000	10/01/2019	1,511,776
1,400,000	FL HEFFA (University of Tampa)[1]	5.250	04/01/2042	1,526,770
30,000	FL HFA (Hsg. Partners of Panama City)[1]	5.700	05/01/2037	30,007
115,000	FL HFA (Reserve at Kanapaha)[1]	5.700	07/01/2037	115,018
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	20,150
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,186,909
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	95,080
100,000	FL HFC (Ashton Point Apartments)[1]	5.750	07/01/2036	100,127
75,000	FL HFC (Brittany of Rosemont)[1]	6.250	07/01/2035	75,044
20,000	FL HFC (East Lake Apartments)[1]	5.050	10/01/2026	20,006
45,000	FL HFC (Grande Pointe Apartments)[1]	6.000	07/01/2038	45,063
10,000	FL HFC (River Trace Senior Apartments)[1]	5.800	01/01/2041	10,012
10,000	FL HFC (Sanctuary Winterlakes)[1]	5.850	09/01/2026	10,041
10,000	FL HFC (Sundance Pointe Associates)[1]	5.850	02/01/2037	10,013

35	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 4,875,000	FL HFC (Westchase Apartments)	6.610%	07/01/2038	$3,559,238
8,170,000	FL Island at Doral III Community Devel. District Special Assessment[1]	5.900	05/01/2035	8,194,102
3,400,000	FL Lake Ashton II Community Devel. District[4]	5.375	05/01/2036	2,615,586
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	729,015
1,415,000	FL Parker Road Community Devel. District[4]	5.600	05/01/2038	682,794
1,480,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	1,312,420
1,475,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	1,486,830
4,033,132	Forest Creek, FL Community Devel. District[4,10]	5.450	05/01/2036	2,680,339
60,000	Forest Creek, FL Community Devel. District[4,10]	7.000	11/01/2013	59,283
8,135,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	8,377,098
11,500,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[2]	5.500	05/01/2038	4,963,170
5,570,000	Hammocks, FL Community Devel. District Special Assessment[1]	5.500	05/01/2037	5,066,249
3,400,000	Harrison Ranch, FL Community Devel. District[1]	5.300	05/01/2038	3,343,424
10,770,000	Heritage Bay, FL Community Devel. District[1]	5.500	05/01/2036	10,881,254
17,080,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	16,300,640
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100	11/01/2013	765,643
3,480,000	Heritage Plantation, FL Community Devel. District[4]	5.400	05/01/2037	1,395,967
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	377,245
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	14,446,485
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,701,100
4,835,000	Highlands, FL Community Devel. District[2]	5.550	05/01/2036	3,017,233
6,020,000	Hillsborough County, FL IDA (H. Lee Moffitt Cancer Center)[1]	5.000	07/01/2031	6,314,860
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	2,001,460
7,535,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.700	07/01/2021	7,544,117
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.750	07/01/2029	6,039,647
10,930,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	5,580,749
3,470,000	Jacksonville, FL Health Facilities Authority (Mental Health Center of Jacksonville)[1]	7.000	10/01/2029	3,470,035

36	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 1,095,000	Keys Cove, FL Community Devel. District[1]	5.875%	05/01/2035	$1,150,976
17,000,000	Lakeland, FL Energy System[5]	5.250	10/01/2036	22,004,630
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250	05/01/2013	821,240
750,000	Lakeside Landings, FL Devel. District[2]	5.500	05/01/2038	308,190
8,770,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	7,000,389
16,590,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	14,518,904
1,100,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	953,370
4,145,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,967,115
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750	09/01/2028	96,593
1,275,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,293,641
1,255,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	1,224,353
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600	05/01/2014	2,001,400
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	2,146,680
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	1,547,098
2,900,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,819,380
14,965,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	7.875	12/15/2025	15,024,860
1,235,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	8.050	12/15/2025	1,239,940
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[5]	5.000	10/01/2040	15,832,800
2,700,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.375	10/01/2035	3,086,667
16,975,000	Miami-Dade County, FL Building Better Communities[1]	5.000	07/01/2041	19,069,376
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	11,157,500
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	11,304,000
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	55,823,500
18,190,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	17,678,861
9,135,000	Miromar Lakes, FL Community Devel. District[1]	7.375	05/01/2032	9,150,255
12,970,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2013	5,398,373
5,525,000	Montecito, FL Community Devel. District[2]	5.500	05/01/2037	2,301,384
635,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	438,480
15,480,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	14,003,053
10,820,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,913,701
5,305,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	2,659,821

37	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 6,320,000	Naturewalk, FL Community Devel. District[4]	5.500%	05/01/2038	$3,170,491
13,100,000	North Springs, FL Improvement District (Parkland Golf-Country Club)	5.450	05/01/2026	12,740,798
3,775,000	Oak Creek, FL Community Devel. District Special Assessment[1]	5.800	05/01/2035	3,569,791
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment[2]	5.250	05/01/2012	962,830
4,595,000	Oakmont Grove, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	1,609,904
2,790,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[1]	5.375	05/01/2014	2,796,445
1,425,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	8.875	07/01/2021	1,442,214
2,850,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	9.000	07/01/2031	2,884,086
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	760,590
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,005
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	1,012,463
13,000,000	Palm Beach County, FL Health Facilities Authority (Bethesda Healthcare System)[1]	5.250	07/01/2040	14,282,580
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	55,098
13,340,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	9,107,218
2,600,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,281,630
6,360,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	6,115,776
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2013	737,077
1,565,000	Palm River, FL Community Devel. District[2]	5.375	05/01/2036	624,012
1,505,000	Panther Trails, FL Community Devel. District[1]	5.600	05/01/2036	1,520,878
1,495,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,324,181
6,130,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400	05/01/2037	4,153,688
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,450,858
4,615,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037	4,373,543
30,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200	03/01/2037	30,546
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	1,809,440

38	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 1,500,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350%	07/01/2027	$1,399,095
10,200,000	Portico, FL Community Devel. District	5.450	05/01/2037	5,638,050
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	1,192,444
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600	05/01/2036	1,747,762
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200	05/01/2017	396,660
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	775,783
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	979,404
2,870,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036	2,611,729
455,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	422,313
7,200,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	3,243,168
6,930,000	Reunion East, FL Community Devel. District[1]	7.375	05/01/2033	7,069,917
3,070,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	1,508,138
6,415,000	Ridgewood Trails, FL Community Devel. District[2]	5.650	05/01/2038	3,444,919
9,195,000	River Bend, FL Community Devel. District[2]	5.450	05/01/2035	4,072,098
5,795,000	River Bend, FL Community Devel. District[2]	7.125	11/01/2015	1,332,966
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450	05/01/2038	3,226,931
2,755,000	Rolling Hills, FL Community Devel. District[4]	5.125	11/01/2013	1,033,235
8,210,000	Rolling Hills, FL Community Devel. District[4]	5.450	05/01/2037	3,079,078
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	109,836
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	2,005,232
4,410,000	Seminole County, FL IDA (Progressive Health)[1]	7.500	03/01/2035	4,371,721
775,000	Six Mile Creek, FL Community Devel. District[4]	5.500	05/01/2017	201,632
8,625,000	Six Mile Creek, FL Community Devel. District[2]	5.875	05/01/2038	2,244,311
6,900,000	South Bay, FL Community Devel. District[2]	5.125	11/01/2009	2,212,968
14,510,000	South Bay, FL Community Devel. District[2]	5.375	05/01/2013	3,166,372
16,775,000	South Bay, FL Community Devel. District[2]	5.950	05/01/2036	5,383,098
10,785,000	South Fork East, FL Community Devel. District	5.350	05/01/2036	9,305,082
3,615,000	South Fork East, FL Community Devel. District[2]	6.500	05/01/2038	1,521,554
2,075,000	South Fork East, FL Community Devel. District[4]	7.000	11/01/2015	1,704,571
3,800,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125	05/01/2034	3,812,958
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)	5.375	01/01/2040	2,769,137

39	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Florida Continued
$ 3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875%		08/01/2040	$3,853,675
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,902,955
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041	843,070
5,800,000	Sweetwater Creek, FL Community Devel. District[2]	5.500		05/01/2038	2,363,790
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.375		07/01/2036	1,060,170
1,360,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)	8.750		07/01/2046	1,445,095
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000		05/01/2015	4,160,570
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375		05/01/2037	4,735,178
2,740,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	2,104,183
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800		05/01/2039	2,442,627
685,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250		05/01/2037	501,742
1,320,000	Two Creeks, FL Community Devel. District	5.250		05/01/2037	977,275
10,045,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	5,992,747
7,405,000	Verano Center, FL Community Devel. District[1]	5.375		05/01/2037	4,806,215
2,400,000	Villa Portofino East, FL Community Devel. District	5.200		05/01/2037	2,095,344
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550		05/01/2039	638,926
1,955,000	Villages of Westport, FL Community Devel. District[4]	5.400		05/01/2020	1,417,688
8,340,000	Villages of Westport, FL Community Devel. District[4]	5.700		05/01/2035	5,015,843
2,645,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150		05/01/2038	2,268,643
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125		05/01/2013	1,311,116
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500		05/01/2037	999,942
3,600,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	2,684,880
2,270,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375		05/01/2039	1,191,523
3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125		10/01/2025	238,772
9,995,000	Waters Edge, FL Community Devel. District	0.000	[7]	05/01/2039	4,698,450
1,570,000	Waters Edge, FL Community Devel. District[2]	5.350		05/01/2039	392,610
143,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	143,855
14,800,000	Waterstone, FL Community Devel. District[2]	5.500		05/01/2018	5,934,652

40	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 2,300,000	West Villages, FL Improvement District[2]	5.350%	05/01/2015	$1,776,750
15,005,000	West Villages, FL Improvement District[2]	5.500	05/01/2037	6,711,286
20,600,000	West Villages, FL Improvement District[4]	5.500	05/01/2038	9,634,620
18,550,000	West Villages, FL Improvement District[2]	5.800	05/01/2036	8,912,719
14,925,000	Westridge, FL Community Devel. District[2]	5.800	05/01/2037	5,684,783
11,210,000	Westside, FL Community Devel. District[4]	5.650	05/01/2037	4,823,999
17,340,000	Westside, FL Community Devel. District[4]	7.200	05/01/2038	7,390,308
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400	05/01/2015	2,300,794
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500	05/01/2038	1,346,268
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250	05/01/2013	1,524,800
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625	05/01/2037	1,061,763
				841,246,960
Georgia—1.3%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2027	60,118
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2029	25,044
30,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[1]	6.250	05/15/2016	30,046
1,770,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250	07/01/2014	1,309,818
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250	07/01/2036	1,799,910
4,400,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	5,200,976
770,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	857,541
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)[2]	4.250	04/01/2026	43,382
210,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[1]	7.375	04/01/2018	210,147
15,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[1]	7.300	12/01/2013	15,721
50,000	Crisp County, GA Devel. Authority (International Paper Company)[1]	6.200	02/01/2020	50,427
430,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	430,679
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	35,289,630
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250	06/15/2037	15,075,952
6,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2027	5,937,600

41	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Georgia Continued
$ 2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000%	07/01/2029	$2,704,988
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	950,560
24,150,000	Irwin County, GA COP[2]	8.000	08/01/2037	9,921,786
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000	06/15/2039	2,095,560
430,000	Savannah, GA EDA (Skidway Health & Living Services)	6.850	01/01/2019	444,495
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	1,089,593
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2034	3,055,834
				86,599,807
Hawaii—0.1%
400,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625	11/15/2027	397,612
5,915,000	HI Dept. of Transportation (Continental Airlines)	7.000	06/01/2020	5,916,538
3,000,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300	07/01/2022	3,002,760
				9,316,910
Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350	01/01/2025	5,156
1,900,000	Nampa, ID Local Improvement District No. 148	6.625	09/01/2030	1,939,425
				1,944,581
Illinois—7.2%
1,300,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	1,193,075
4,000,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[1]	6.600	01/01/2035	3,791,920
30,685,000	Caseyville, IL Tax (Forest Lakes)[2]	7.000	12/30/2022	18,649,729
5,000,000	Chicago, IL Board of Education[1]	5.000	12/01/2041	5,515,450
10,000,000	Chicago, IL Board of Education[1]	5.500	12/01/2039	11,680,000
32,500,000	Chicago, IL GO5	5.250	01/01/2033	35,661,275
65,000	Chicago, IL Midway Airport, Series B1	5.625	01/01/2029	65,098
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	35,113
8,000,000	Chicago, IL Transit Authority Sales Tax Receipts[1]	5.250	12/01/2040	9,143,840
10,032,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	6,576,678
915,000	Country Club Hills, IL GO1	5.000	12/01/2026	963,898
965,000	Country Club Hills, IL GO1	5.000	12/01/2027	1,012,777
1,010,000	Country Club Hills, IL GO1	5.000	12/01/2028	1,058,419

42	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Illinois Continued
$ 1,060,000	Country Club Hills, IL GO1	5.000%		12/01/2029	$1,108,845
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,167,242
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,223,986
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,521,394
355,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000	[3]	10/01/2031	75,665
677,000	Deerfield, IL (Chicagoland Conservative Jewish High School Foundation)	6.000		10/01/2042	557,584
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	990,280
1,585,000	Franklin Park, IL GO1	6.250		07/01/2030	1,931,259
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375		03/01/2016	1,313,175
1,375,000	Godfrey, IL (United Methodist Village)[1]	5.875		11/15/2029	737,935
6,165,000	Harvey, IL GO	5.500		12/01/2027	5,846,393
2,500,000	Harvey, IL GO	5.625		12/01/2032	2,354,150
13,123	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	8.250		08/01/2012	10,271
11,135,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	11,211,052
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	45,432,001
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375		04/01/2044	12,137,260
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375		04/01/2044	755,822
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500		04/01/2044	22,264,799
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	3,171,868
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)	4.625		07/01/2027	98,641
5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[5]	5.375		11/01/2039	5,583,600
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500		11/01/2039	14,092,125
4,750,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100		12/01/2041	4,592,395
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500		05/15/2027	2,283,818
2,750,000	IL Finance Authority (Franciscan Communities)[1]	5.500		05/15/2037	2,754,345
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.375		02/15/2025	2,021,660
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625		02/15/2037	2,010,260
30,000,000	IL Finance Authority (Illinois River Energy)	8.500		07/01/2019	21,915,900
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000		10/01/2048	1,026,700
850,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2026	874,778
1,500,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2039	1,510,620

43	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$ 3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000%	08/15/2024	$3,279,986
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	3,644,441
1,250,000	IL Finance Authority (Montgomery Place)[1]	5.500	05/15/2026	1,272,500
2,050,000	IL Finance Authority (Montgomery Place)[1]	5.750	05/15/2038	2,071,136
6,350,000	IL Finance Authority (OSF Healthcare System)[1]	5.750	11/15/2033	7,003,415
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	27,063,330
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	1,380,943
2,000,000	IL Finance Authority (Sedgebrook)[2,11]	6.000	11/15/2027	20
9,000,000	IL Finance Authority (Sedgebrook)[2,11]	6.000	11/15/2037	90
8,500,000	IL Finance Authority (Sedgebrook)[2,11]	6.000	11/15/2042	85
11,970,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,103,226
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,764,960
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,795,096
2,850,000	IL Finance Authority (Uno Charter School Network)[1]	7.125	10/01/2041	3,208,730
8,700,000	IL Health Facilities Authority[2]	6.900	11/15/2033	3,566,130
40,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[5]	5.500	06/15/2050	44,862,000
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125	03/01/2037	3,620,337
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2036	333,810
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125	01/01/2036	9,509,049
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	811,575
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125	03/01/2040	1,100,840
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750	03/01/2022	578,063
245,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[1]	7.750	10/15/2033	245,020
3,500,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	3,338,720
4,630,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	4,356,645
5,975,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	3,907,112
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	161

44	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$ 2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625%	06/01/2037	$2,621,700
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,194,540
15,225,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	15,834,609
6,115,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	5,245,264
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	11,431,333
12,795,000	Upper, IL River Valley Devel. Authority (Deer Path Huntley)	6.500	12/01/2032	12,937,408
8,170,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	7,846,468
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	2,985,282
3,110,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	2,872,520
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	5,486,910
2,000,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	2,072,680
5,035,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	5,062,038
				490,331,267
Indiana—1.8%
970,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000	12/01/2045	1,047,978
1,155,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	9.000	12/01/2045	1,192,919
16,845,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)	7.500	09/01/2019	11,642,927
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,581,521
14,700,000	Carmel, IN Redevel. District COP[1]	7.750	01/15/2030	17,048,472
11,830,000	Carmel, IN Redevel. District COP[1]	8.000	01/15/2035	13,736,878
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	5.500	09/01/2028	1,360,879
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)	6.375	08/01/2029	5,804,710
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200	10/15/2025	—
600,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	628,080
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,054,360

45	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Indiana Continued
$ 1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500%	11/15/2031	$1,826,805
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,130,298
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,718,202
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	1,137,223
3,485,000	IN Health & Educational Facilities Financing Authority (AH/SVH Obligated Group)[1]	5.000	11/15/2036	3,700,617
7,360,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500	09/15/2031	7,362,576
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)[2]	5.625	04/01/2011	6
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	6.500	07/01/2015	10,197
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	7.250	07/01/2033	5,949,774
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	6,954,218
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550	05/15/2019	230,216
5,380,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2024	3,297,241
21,400,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250	07/01/2020	16,584,786
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000	07/01/2020	3,576,465
				124,577,348
Iowa—2.0%
500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875	07/01/2028	391,880
1,345,000	Cedar Rapids, IA (Cottage Grove Place)	6.000	07/01/2014	1,292,827
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	5,432,459
300,000	IA Finance Authority (Amity Fellowserve)[1]	5.900	10/01/2016	318,252
765,000	IA Finance Authority (Amity Fellowserve)[1]	6.000	10/01/2028	765,252
940,000	IA Finance Authority (Amity Fellowserve)[1]	6.375	10/01/2026	983,917
2,190,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	2,263,299
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900	12/01/2028	394,412
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[1]	5.550	11/01/2041	1,001,160
1,175,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	971,159
31,910,000	IA Tobacco Settlement Authority[1]	5.375	06/01/2038	28,689,005
34,000,000	IA Tobacco Settlement Authority[1]	5.500	06/01/2042	30,316,100

46	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Iowa Continued
$ 360,990,000	IA Tobacco Settlement Authority	7.125%[3]	06/01/2046	$10,439,831
60,000,000	IA Tobacco Settlement Authority (TASC)[1]	5.625	06/01/2046	53,893,800
				137,153,353
Kansas—0.1%
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[1]	5.500	11/15/2015	55,035
1,215,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950	10/15/2035	1,178,574
4,372,272	Olathe, KS Tax Increment (Gateway)[4]	5.000	03/01/2026	2,265,536
2,442,651	Olathe, KS Transportation Devel. District (Gateway)[4]	5.000	12/01/2028	978,184
				4,477,329
Kentucky—0.3%
2,315,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1]	6.750	03/01/2029	2,316,482
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375	08/15/2024	15,951,600
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250	05/15/2041	1,404,863
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375	05/15/2046	1,133,500
				20,806,445
Louisiana—1.3%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[1]	5.600	12/01/2028	175,326
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	20,061
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150	10/01/2014	396,060
3,535,000	LA CDA (Eunice Student Hsg. Foundation)	7.375	09/01/2033	2,932,459
11,415,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	12,333,565
895,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000	04/20/2028	865,402
415,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000	06/20/2028	403,708
5,350,000	LA Public Facilities Authority (Progressive Healthcare)	6.375	10/01/2028	5,202,394
65,120,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.875	05/15/2039	66,421,749
7,400,000	Lakeshore Villages, LA Master Community Devel. District[4]	5.250	07/01/2017	2,960,814
60,000	New Orleans, LA Sewage Service[1]	5.400	06/01/2017	60,170
				91,771,708

47	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Maine—0.3%
$ 2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750%		07/01/2041	$2,337,840
10,000	North Berwick, ME (Hussey Seating Company)	7.000		12/01/2013	10,026
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625		07/01/2020	4,802,064
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875		10/01/2026	12,270,765
					19,420,695
Maryland—0.3%
6,704,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500		07/01/2036	5,917,688
5,135,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000		06/01/2023	5,151,432
400,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625		10/01/2023	306,772
8,500,000	MD EDC Student Hsg. (University of Maryland)[1]	5.750		10/01/2033	5,792,070
600,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300		01/01/2037	559,422
925,000	MD H&HEFA (Washington Christian Academy)[2,10]	5.500		07/01/2038	370,000
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250		01/01/2037	882,180
					18,979,564
Massachusetts—1.9%
1,750,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000		01/01/2027	1,620,850
1,500,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000		01/01/2037	1,305,495
720,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2019	720,475
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625		04/01/2029	2,630,395
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,463,615
1,507,094	MA Devel. Finance Agency (Linden Ponds)	0.435	[3]	11/15/2056	7,837
303,005	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	189,181
5,707,785	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	4,171,991
65,000	MA Devel. Finance Agency (May Institute)[1]	5.750		09/01/2029	65,019
287,550	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[3]	02/15/2043	28,769
371,250	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	320,548
448,200	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.007	[3]	02/15/2043	4
225,000	MA Devel. Finance Agency (Regis College)[1]	5.250		10/01/2018	225,054
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	936,140

48	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Massachusetts Continued
$ 18,415,000	MA Educational Financing Authority, Series H5	6.350%	01/01/2030	$20,602,879
35,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	34,952
3,005,000	MA HFA (Rental Mtg.)[1]	5.250	01/01/2046	3,024,803
50,080,000	MA HFA, Series A5	5.250	07/01/2025	51,225,277
9,980,000	MA HFA, Series A5	5.300	06/01/2049	10,398,650
17,790,000	MA HFA, Series C5	5.350	12/01/2042	19,108,239
8,015,000	MA HFA, Series C5	5.400	12/01/2049	8,284,305
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	45,805
				132,410,283
Michigan—4.0%
2,900,000	Detroit, MI City School District[1]	5.000	05/01/2028	3,311,916
1,720,000	Detroit, MI City School District[1]	5.000	05/01/2031	1,942,860
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	12,555,007
100,000	Detroit, MI GO	5.000	04/01/2014	98,150
5,850,000	Detroit, MI GO	5.000	04/01/2021	5,371,353
225,000	Detroit, MI GO	5.250	04/01/2014	221,731
2,600,000	Detroit, MI GO	5.250	04/01/2016	2,519,452
350,000	Detroit, MI GO	5.250	04/01/2017	336,602
1,000,000	Detroit, MI GO	5.250	04/01/2020	940,600
2,110,000	Detroit, MI GO	5.250	04/01/2020	1,968,693
2,210,000	Detroit, MI GO	5.250	04/01/2021	2,065,731
1,330,000	Detroit, MI GO	5.250	04/01/2022	1,231,274
100,000	Detroit, MI GO	5.250	04/01/2023	91,307
10,000,000	Detroit, MI GO1	5.250	11/01/2035	10,999,500
40,000	Detroit, MI GO	5.375	04/01/2015	39,211
2,980,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	2,965,994
1,890,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,875,050
425,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	411,800
10,800,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2032	11,382,444
23,500,000	Detroit, MI Water and Sewerage Dept.[1]	5.250	07/01/2039	24,829,160
720,000	East Lansing, MI Economic Corp. (Burcham Hills)	5.250	07/01/2037	720,490
500,000	Kalamazoo, MI EDC (Heritage Community)	5.500	05/15/2036	477,625
440,000	Macomb, MI Public Academy	6.750	05/01/2037	438,104
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	1,437,856
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,477,140
25,000,000	MI Finance Authority (Trinity Health Corp.)[5]	5.000	12/01/2039	27,742,000

49	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Michigan Continued
$ 10,000,000	MI Finance Authority (Trinity Health Corp.)[1]	5.000%		12/01/2039	$11,096,800
13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000		08/01/2035	14,524,661
2,900,000	MI Hospital Finance Authority (Oakwood Obligated Group)[1]	5.000		07/15/2037	3,051,119
2,810,000	MI Hsg. Devel. Authority (Waverly Lansing)[1]	5.500		02/20/2043	2,923,412
900,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	900,297
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,412,880
1,389,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,390,833
3,700,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	3,699,556
429,990,000	MI Tobacco Settlement Finance Authority	7.294	[3]	06/01/2052	6,110,158
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[3]	06/01/2058	18,749,997
1,625,000	Pontiac, MI City School District[1]	4.500		05/01/2020	1,428,960
14,895,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000		12/01/2034	15,143,002
52,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000		12/01/2029	55,431,357
10,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000		12/01/2034	10,440,620
14,215,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	12,898,122
					276,652,824
Minnesota—0.8%
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700		07/01/2042	2,246,610
1,510,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500		10/01/2025	1,372,635
2,830,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700		10/01/2036	2,456,270
1,000,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000		11/01/2037	1,004,860
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500		04/01/2023	506,893
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850		12/01/2029	6,371,210
1,750,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	6.250		09/01/2040	1,896,318
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500		12/01/2022	11,078,996
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	681,630

50	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Minnesota Continued
$ 5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500%	04/01/2042	$4,775,615
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	477,570
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700	02/01/2029	907,540
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.900	03/01/2019	900,900
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority	5.450	07/01/2041	1,934,142
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	507,385
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)	6.625	12/01/2039	3,518,626
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	854,477
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	798,295
1,645,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,597,558
1,840,950	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,878,579
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	3,101,580
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750	09/01/2026	405,780
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	659,100
1,700,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	6.800	03/01/2029	1,701,139
1,200,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	1,200,996
705,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	715,371
522,551	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000	12/01/2027	136,694
1,170,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000	02/01/2019	1,036,351
				54,723,120
Mississippi—0.2%
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400	04/01/2039	175,158
2,790,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	3,061,634
3,885,000	MS Business Finance Corp. (Intrinergy Wiggins)	8.000	01/01/2023	3,645,024
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,529,492
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,929,780

51	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Mississippi Continued
$ 16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500%	10/01/2042	$3,932,657
175,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	175,628
				14,449,373
Missouri—1.5%
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500	03/01/2020	251,680
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	390,304
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	451,610
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	439,100
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	579,686
750,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	538,905
4,900,000	Branson, MO Commerce Park Community Improvement District	5.750	06/01/2026	4,537,988
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,388,930
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,038,740
1,460,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,399,147
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,259,334
23,700,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	23,001,798
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	469,731
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	1,115,698
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	1,073,644
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,252,538
500,000	Kansas City, MO IDA (Plaza Library)[1]	5.900	03/01/2024	509,260
1,292,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,299,959
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.400	06/01/2024	3,663,263
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,457,960
1,400,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,394,260
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	713,063
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,374,697
3,105,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,642,079
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	1,878,152
2,405,000	MO Enright Arlington Community Improvement District	5.400	03/01/2026	2,174,601
1,705,000	MO Good Shepard Nursing Home District[1]	5.900	08/15/2023	1,706,176

52	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Missouri Continued
$ 230,000	MO Grindstone Plaza Transportation Devel. District	5.250%		10/01/2021	$201,098
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	328,332
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	85,252
3,915,000	MO HDC (Mansion Apartments Phase II)	6.170		04/01/2032	3,726,493
755,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	680,867
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[1]	5.500		11/01/2027	2,005,260
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[1]	8.000		04/01/2033	4,583,756
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	2,246,103
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,764,312
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	1,190,320
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)	6.300		04/01/2027	2,916,411
2,386,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	2,123,301
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	1,388,992
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	953,789
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)	5.700		04/01/2022	1,324,206
975,000	Stone Canyon, MO Improvement District (Infrastructure)	5.750		04/01/2027	614,279
75,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.000		10/01/2019	82,186
2,225,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	2,402,066
					100,619,326
Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[1]	0.000	[7]	09/01/2031	4,888,660
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	1,174,725
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125		05/15/2036	1,702,701
					7,766,086
Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary[1]	5.900		11/29/2049	4,559,920

53	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Nebraska—0.9%
$ 1,120,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625%	12/01/2021	$649,141
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750	11/01/2048	22,480,088
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[1]	5.750	01/01/2022	558,050
17,500,000	NE Central Plains Gas Energy[1]	5.000	09/01/2032	18,427,150
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600	09/15/2029	1,959,144
6,960,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750	10/01/2020	7,499,470
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[2]	7.000	12/01/2026	9,032,808
				60,605,851
Nevada—0.1%
1,000,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	844,190
770,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	612,319
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)[2]	7.000	11/15/2034	5,310,300
100,000	Las Vegas, NV Paiute Tribe, Series A1	6.625	11/01/2017	97,678
120,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400	08/01/2020	101,192
470,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.500	08/01/2025	349,807
1,780,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150	08/01/2037	1,612,235
				8,927,721
New Hampshire—0.1%
1,780,000	NH Business Finance Authority (Air Cargo at Pease)[4]	6.750	04/01/2024	902,015
70,000	NH Business Finance Authority (Connecticut Light & Power Company)[1]	5.850	12/01/2022	70,533
1,500,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,650,000
4,620,000	NH H&EFA (Franklin Pierce College)[1]	6.050	10/01/2034	4,653,957
515,000	NH HE&HFA (Franklin Pierce College)[1]	5.300	10/01/2028	501,332
				7,777,837
New Jersey—7.6%
32,910,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2019	33,042,627
26,685,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2029	26,792,541
11,385,000	NJ EDA (Continental Airlines)[1]	6.400	09/15/2023	11,432,134
25,935,000	NJ EDA (Continental Airlines)[1]	7.000	11/15/2030	26,034,331

54	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New Jersey Continued
$ 16,920,000	NJ EDA (Continental Airlines)[1]	7.200%	11/15/2030	$16,984,804
16,500,000	NJ EDA (Continental Airlines)[1]	9.000	06/01/2033	17,426,970
865,164	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750	03/01/2021	8,643
7,490,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	8,217,129
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)[1]	8.000	05/01/2044	8,233,585
7,505,000	NJ EDA (Engel Burman at Woodcliff Lake)[6]	8.000	05/01/2044	8,233,585
11,000,000	NJ EDA (GMT Realty)	6.875	01/01/2037	11,169,070
10,360,000	NJ EDA (School Facilities)[5]	5.000	09/01/2024	12,259,810
10,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.375	11/01/2031	9,998
2,040,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	2,041,040
8,450,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2027	7,819,968
160,440,000	NJ Tobacco Settlement Financing Corp.	4.750	06/01/2034	129,195,914
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000	06/01/2029	88,296,409
115,435,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2041	94,279,228
10,000,000	NJ Transportation Trust Fund Authority[5]	5.000	12/15/2023	12,358,279
2,000,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	2,470,400
210,000	Weehawken Township, NJ GO1	6.000	08/01/2021	232,901
210,000	Weehawken Township, NJ GO1	6.000	08/01/2022	229,786
260,000	Weehawken Township, NJ GO1	6.000	08/01/2023	281,962
260,000	Weehawken Township, NJ GO1	6.000	08/01/2024	280,704
235,000	Weehawken Township, NJ GO1	6.000	08/01/2025	252,583
				517,584,401
New Mexico—0.3%
336,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[1]	8.500	12/01/2015	337,878
4,700,000	Eldorado, NM Area Water and Sanitation District[1]	6.000	02/01/2025	4,659,298
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.250	06/01/2040	3,905,230
775,000	Mariposa East, NM Public Improvement District	5.500	09/01/2016	780,588
500,000	Mariposa East, NM Public Improvement District	5.750	09/01/2021	475,860
875,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	901,556
175,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750	12/01/2020	175,352
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,958,052
4,690,000	Saltillo, NM Improvement District[1]	7.625	10/01/2037	4,744,685

55	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
New Mexico Continued
$ 1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875%		08/01/2033	$1,015,140
					18,953,639
New York—6.9%
3,000,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2035	674,970
1,785,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	1,839,907
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[3]	06/01/2055	188,859
1,250,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000		05/01/2039	1,250,863
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,124,560
1,000,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	672,240
412,100,000	NY Counties Tobacco Trust V	7.151	[3]	06/01/2060	2,101,710
500,000,000	NY Counties Tobacco Trust V	7.836	[3]	06/01/2060	2,550,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,11]	5.125		01/15/2044	41,566,371
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.707	[12]	04/01/2036	9,926,012
31,835,000	NYC IDA (American Airlines)[2]	6.900		08/01/2024	20,751,326
8,870,000	NYC IDA (American Airlines)	7.500		08/01/2016	9,363,349
42,500,000	NYC IDA (American Airlines)	7.625		08/01/2025	44,868,100
37,000,000	NYC IDA (American Airlines)	7.750		08/01/2031	39,459,020
7,200,000	NYC IDA (American Airlines)	8.000		08/01/2028	7,678,368
2,995,000	NYC IDA (American Airlines)	8.500		08/01/2028	3,099,196
19,450,000	NYC IDA (British Airways)[1]	7.625		12/01/2032	19,993,044
5,475,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650		10/01/2028	4,780,058
5,020,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750		10/01/2036	4,257,010
8,605,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	8,187,141
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	15,637,720
14,575,000	NYC Transitional Finance Authority[5]	5.000		02/01/2031	17,124,021
18,130,000	NYC Transitional Finance Authority[5]	5.000		02/01/2035	20,913,680
25,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2037	29,058,000
2,200,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000		05/01/2041	2,416,304
31,295,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2036	34,039,572
22,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	23,886,978

56	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York Continued
$ 75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000%	03/15/2035	$81,653
31,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	37,634,545
200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	200,046
4,000,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	4,000,080
25,000,000	Port Authority NY/NJ, 166th Series[5]	5.250	07/15/2036	29,510,750
6,600,000	Syracuse, NY IDA (Carousel Center)[1]	5.000	01/01/2036	6,672,666
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000	11/01/2043	8,371,779
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000	11/01/2043	8,371,779
7,530,000	Westchester County, NY IDA (EBC White Plains)[1]	8.000	11/01/2043	8,371,779
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200	03/01/2020	2,602,184
				473,225,640
North Carolina—1.0%
48,200,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	5.600	07/01/2027	44,050,462
12,005,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750	02/01/2028	12,024,328
4,380,000	Gaston, NC IFPCFA (National Gypsum)	5.750	08/01/2035	3,976,164
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	1,589,745
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750	03/01/2031	1,894,497
4,725,000	NC Medical Care Commission (Whitestone)[1]	7.750	03/01/2041	5,371,569
				68,906,765
North Dakota—0.1%
500,000	Burleigh County, ND Nursing Home (Baptist Home)	6.200	07/01/2032	504,090
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)	7.125	08/01/2022	1,001,020
85,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000	11/01/2015	83,857
2,670,000	Richland County, ND Hsg. (Birchwood Properties)	6.750	05/01/2029	2,241,545
				3,830,512
Ohio—5.0%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[1]	5.000	06/01/2038	10,776,447
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125	06/01/2024	4,196,550
25,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750	06/01/2034	20,355,500
11,245,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	9,337,511

57	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Ohio Continued
$ 56,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875%		06/01/2047	$46,227,424
1,542,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	1,286,660
13,385,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	11,915,059
2,347,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.504	[3]	06/01/2052	33,022,290
1,315,000	Butler County, OH Hsg. (Anthony Wayne Apartments)	6.500		09/01/2030	1,010,499
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	4,660,011
19,805,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	19,809,159
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250		05/01/2038	1,442,370
500,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	517,545
10,425,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500		01/01/2030	10,440,221
32,500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	36,373,350
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	7,546,875
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,710,188
4,200,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	2,727,606
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	133,281
685,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	660,641
5,500,000	Miami University, OH1	5.000		09/01/2036	6,333,360
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750		11/15/2023	12,245,400
11,410,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500		02/01/2020	8,298,379
11,690,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500		02/01/2020	8,502,020
50,000	OH Environmental Facilities (Ford Motor Company)[1]	5.750		04/01/2035	51,729
2,250,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250		09/01/2024	2,408,783
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[2]	14.500		07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[10]	7.250		08/01/2034	12,358,810

58	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Ohio Continued
$ 14,000,000	OH Solid Waste Disposal (General Motors Corp.)[2]	6.300%	12/01/2032	$140
14,515,000	OH Solid Waste Disposal (USG Corp.)	5.600	08/01/2032	13,415,198
32,620,000	OH Solid Waste Disposal (USG Corp.)	5.650	03/01/2033	30,297,456
6,640,000	OH Solid Waste Disposal (USG Corp.)	6.050	08/01/2034	6,466,895
2,215,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.300	02/15/2024	1,335,689
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.400	02/15/2034	1,507,775
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750	12/01/2032	4,308,321
3,000,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	6.000	12/01/2042	3,174,990
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	1,085,005
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,509,425
				339,448,562
Oklahoma—1.3%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750	11/01/2022	1,738,692
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	1,531,635
5,000,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	5,181,950
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	50,125
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[1]	6.750	01/01/2023	1,449,720
2,850,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[1]	5.250	12/01/2041	3,027,099
63,795,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	7.750	06/01/2035	73,257,074
				86,236,295
Oregon—0.1%
15,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600	11/01/2015	15,040
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	862,631
2,225,000	OR Facilities Authority (Student Housing-Ashland)[1]	5.000	07/01/2044	2,393,321
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000	05/15/2042	1,394,341
1,300,000	Salem, OR Hospital Finance Authority (Capital Manor)[1]	6.000	05/15/2047	1,394,341

59	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Oregon Continued
$ 510,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000%		01/01/2021	$509,148
					6,568,822
Pennsylvania—1.1%
1,500,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750		07/01/2031	1,501,545
1,300,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	1,352,312
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	525,885
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500		07/15/2015	2,488,264
5,000,000	PA EDFA (National Gypsum Company)	6.250		11/01/2027	4,936,600
2,100,000	PA EDFA (Northampton Generating)[2]	6.500		01/01/2013	1,326,759
10,950,000	PA EDFA (Northampton Generating)[2]	6.600		01/01/2019	7,013,256
16,000,000	PA EDFA (USG Corp.)	6.000		06/01/2031	15,524,800
11,500,000	PA Geisinger Authority Health System, Series A5	5.250		06/01/2039	12,820,430
2,700,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	2,702,565
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2021	3,502,065
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,482,440
2,000,000	Philadelphia, PA GO1	6.000		08/01/2036	2,356,180
2,000,000	Philadelphia, PA GO1	6.500		08/01/2041	2,446,000
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,518,673
4,500,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	4,715,775
6,000,000	York, PA GO1	7.250		11/15/2041	6,978,180
					78,191,729
Rhode Island—1.6%
45,000,000	Central Falls, RI Detention Facility	7.250		07/15/2035	38,875,950
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[1]	5.500		07/01/2018	44,440
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[1]	5.500		07/01/2028	18,349
11,430,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	11,852,005
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	664,668
27,875,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	28,292,846
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[3]	06/01/2052	452,660
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,860,794
					106,061,712

60	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
South Carolina—0.6%
$ 1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500%		12/01/2018	$1,486,595
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	6.250		09/01/2023	15,054
6,988,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,552,717
800,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.250		11/01/2026	724,056
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.300		11/01/2035	1,720,880
16,196,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[1]	6.200		11/01/2036	15,011,101
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[3]	01/01/2026	7,100
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[3]	01/01/2020	266,624
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[3]	01/01/2024	301,750
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)[1]	5.650		05/01/2018	50,070
1,400,000	SC Jobs-EDA (Palmetto Health)[1]	5.750		08/01/2039	1,562,316
10,000,000	SC Public Service Authority[1]	5.000		12/01/2036	11,403,000
					39,101,263
South Dakota—0.5%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500		05/01/2019	858,140
33,765,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500		06/01/2032	34,946,437
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,304,360
					37,108,937
Tennessee—0.2%
1,760,000	Johnson City, TN H&EFB (Mountain States Health Alliance)[1]	5.500		07/01/2036	1,860,971
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)	5.750		04/01/2042	6,281,941
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)	6.125		12/01/2016	203,676
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)	8.000		04/01/2032	7,906,202
485,000	Shelby County, TN HE&HF (Lapaloma Apartments)	7.750		12/01/2029	417,095
					16,669,885
Texas—14.6%
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	207,952

61	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Texas Continued
$ 80,000	Bexar County, TX HFC (American Opportunity Hsg.)	7.500%		01/01/2013	$78,563
980,000	Bexar County, TX HFC (American Opportunity Hsg.)	8.000		01/01/2031	669,095
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[2]	8.500		06/01/2031	338,887
970,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	744,543
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000		04/01/2030	88,008
100,000	Bexar County, TX HFC (Honey Creek LLC)[2]	9.000		04/01/2030	19,753
1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750		11/20/2031	291,985
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000		03/01/2041	3,517,146
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400		05/01/2029	1,317,195
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300		07/01/2032	234,430
2,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	[8]	09/01/2034	1,508,980
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		04/01/2038	10,623,219
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	1,143,256
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		03/01/2032	1,079,100
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700		04/01/2033	3,029,649
16,530,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000		11/01/2039	19,227,861
190,000	Cass County, TX IDC (International Paper Company)[1]	6.600		03/15/2024	190,737
6,880,000	Central TX Regional Mobility Authority[1]	6.250		01/01/2046	7,998,138
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	831,315
3,875,000	Dallas-Fort Worth, TX International Airport[5]	5.000		11/01/2035	3,878,510
5,000	Dallas-Fort Worth, TX International Airport[1]	5.750		11/01/2030	5,011
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	8.250		11/01/2036	198,869
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.[2]	9.000		05/01/2029	10,291,086
40,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.[2]	9.125		05/01/2029	19,079,142
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250		02/15/2036	2,074,096

62	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Texas Continued
$ 240,000	Decatur, TX Hospital Authority (Wise Regional Health System)[1]	5.625%	09/01/2013	$249,780
22,950,000	Donna, TX GO1	6.250	02/15/2037	21,864,465
50,000	Gainesville, TX Hsg. Authority[1]	6.800	12/01/2020	50,008
935,000	Grapevine, TX IDC (Air Cargo)	6.500	01/01/2024	935,739
25,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[1]	7.500	05/01/2025	25,119
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000	12/01/2036	106,880
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	20,034
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,510,380
1,510,000	Harris County, TX HFC (Copperwood Ranch Apartments)[1]	5.450	12/01/2023	1,520,781
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.625	11/01/2026	1,775,743
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750	11/01/2036	2,761,028
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	2,034,680
7,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.700	07/15/2029	7,898,791
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.700	07/15/2029	7,252,165
12,740,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2017	12,720,763
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	20,243,178
18,755,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2027	18,753,312
100,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	7.000	07/01/2029	100,431
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,535,206
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,288,140
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,376,762
555,000	Houston, TX Airport System[1]	5.000	07/01/2026	626,667
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	984,153
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	519,340
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	773,588
440,000	Houston, TX IDC (Air Cargo)	6.375	01/01/2023	440,343

63	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Texas Continued
$ 11,400,000	Houston, TX Utility System[1]	5.000%		11/15/2033	$13,220,466
10,000,000	La Vernia, TX Higher Education Finance Corp.[1]	7.125		02/15/2038	11,468,300
1,945,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2032	1,804,396
1,800,000	Maverick County, TX GO COP	8.750		03/01/2034	1,812,924
6,110,000	Maverick County, TX GO COP	8.750		03/01/2034	6,153,870
610,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125		11/15/2026	612,050
750,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250		08/15/2021	801,518
3,855,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.250		08/15/2031	4,169,221
8,605,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.500		08/15/2041	9,333,930
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150		01/01/2043	1,623,872
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750		08/15/2039	43,305,560
55,610,000	North TX Tollway Authority[5]	5.500		09/01/2041	66,176,456
16,000,000	North TX Tollway Authority[1]	5.750		01/01/2048	18,321,920
5,920,000	North TX Tollway Authority[1]	5.750		01/01/2048	6,779,110
2,130,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,146,508
3,895,835	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.430	[8]	12/01/2039	4,273,994
4,100,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	411,025
1,800,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.450		06/01/2021	180,108
10,000,000	San Jacinto, TX Community College District[5]	5.125		02/15/2038	11,012,500
5,510,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850		12/01/2028	3,457,635
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750		11/15/2024	16,540,860
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250		11/15/2029	40,170,660
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750		11/15/2037	3,933,901
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000		12/01/2033	14,877,135
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125		01/01/2046	28,866,293
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650		11/15/2035	1,609,648
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	249,650

64	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Texas Continued
$ 20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750%	10/01/2037	$20,927,630
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000	03/01/2032	617,062
34,600,000	TX Angelina & Neches River Authority (Aspen Power)	6.500	11/01/2029	29,998,200
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[1]	6.950	05/01/2023	258,518
11,000,000	TX GO (College Student Loan)[1]	5.000	08/01/2036	12,505,460
321,760,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	391,449,540
1,000,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	1,216,590
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	1,627,360
635,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	523,418
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	155,196
13,210,000	TX Turnpike Authority (Central TX Turnpike System)[1]	5.500	08/15/2039	13,314,227
2,115,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,162,143
638,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	652,221
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,245,755
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,170,277
				998,171,109
U.S. Possessions—6.9%
11,700,000	Guam Government Business Privilege[1]	5.125	01/01/2042	13,010,283
1,300,000	Guam Government Business Privilege[1]	5.250	01/01/2036	1,459,497
1,500,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.625	12/01/2030	1,634,670
2,200,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.875	12/01/2040	2,411,684
500,000	Northern Mariana Islands Commonwealth, Series A1	6.750	10/01/2033	500,530
34,365,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250	07/01/2042	35,231,342
26,550,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750	07/01/2037	28,574,703
23,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2047	25,204,090
1,430,000	Puerto Rico Commonwealth GO1	5.000	07/01/2041	1,447,232
72,305,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	76,346,126
11,540,000	Puerto Rico Commonwealth GO1	5.750	07/01/2036	12,400,769
4,650,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	5,323,553

65	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$ 3,000,000	Puerto Rico Commonwealth GO1	6.500%	07/01/2040	$3,504,990
10,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	11,683,300
4,430,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	4,854,394
3,700,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2035	4,046,579
6,415,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	6,716,377
605,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450	07/01/2035	636,521
500,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	502,010
3,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000	07/01/2033	3,411,210
34,600,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2042	35,390,610
36,500,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	39,982,830
9,560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2027	10,905,761
37,610,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250	08/01/2057	40,000,729
16,820,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	18,152,649
12,005,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	13,451,603
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250	08/01/2043	26,689,750
15,890,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250	08/01/2041	16,941,441
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750	08/01/2057	18,964,350
10,175,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2039	11,687,921
				471,067,504
Utah—0.2%
6,350,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	7,017,830
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300	07/15/2032	784,155
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550	07/15/2042	1,711,930
1,595,000	UT HFA (RHA Community Service of Utah)[1]	6.875	07/01/2027	1,596,659
1,315,000	Utah County, UT Charter School (Lincoln Academy)	5.875	06/15/2037	1,223,358
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	802,874
4,400,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	3,859,504
				16,996,310
Vermont—0.0%
280,000	Burlington, VT Electric[1]	5.500	07/01/2029	318,772
315,000	Burlington, VT Electric[1]	5.625	07/01/2030	359,532

66	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Vermont Continued
$ 460,000	Burlington, VT Electric[1]	5.750%		07/01/2031	$526,355
1,929,102	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779		04/01/2019	1,871,750
					3,076,409
Virginia—1.1%
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750		03/01/2034	1,319,588
14,700,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125		03/01/2036	9,237,333
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450		03/01/2036	5,775,668
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800		03/01/2036	1,921,901
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2027	2,322,720
3,000,000	New Port, VA CDA	5.600		09/01/2036	1,801,980
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,594,818
410,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125		01/01/2035	411,304
21,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	22,776,295
5,100,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	3,164,499
3,400,000	VA H2O Community Devel. Authority	5.200		09/01/2037	2,058,496
9,770,000	VA Small Business Financing Authority (Hampton Roads Proton)	9.000		07/01/2039	10,604,065
228,700,000	VA Tobacco Settlement Authority	7.075	[3]	06/01/2047	5,321,849
6,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200		06/01/2046	4,368,240
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	150
					72,678,906
Washington—2.7%
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.800		07/01/2019	25,318
10,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700		01/01/2020	10,008
125,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100		10/01/2021	125,050
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200		10/01/2031	725,065
20,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.250		05/01/2015	20,172
50,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.350		05/01/2025	50,334

67	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Washington Continued
$ 1,680,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500%	06/01/2027	$1,563,761
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600	06/01/2037	2,189,143
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	46,834
36,900,000	Port of Seattle, WA5	5.000	10/01/2032	39,193,925
5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)	7.125	04/01/2020	5,000,300
8,200,000	Port of Seattle, WA Special Facility (Northwest Airlines)	7.250	04/01/2030	8,200,410
2,305,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250	05/01/2037	2,018,996
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100	09/01/2015	99,585
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600	09/01/2025	1,604,516
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750	09/01/2030	1,186,675
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,719,600
12,000,000	Tes Properties, WA5	5.625	12/01/2038	13,603,560
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375	10/01/2036	21,654,031
19,500,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2018	22,830,405
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	18,935,818
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625	10/01/2038	17,121,600
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	9,489,142
14,285,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	14,834,258
				182,248,506
West Virginia—0.6%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,459,030
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	5,187,510
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2028	12,997,422
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000	06/01/2035	1,852,843
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	12,752,905
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500	06/01/2039	3,347,064
				39,596,774

68	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Wisconsin—0.5%
$ 560,000	Milwaukee, WI (Aero Milwaukee)	6.500%	01/01/2025	$560,454
1,195,000	Milwaukee, WI (Air Cargo)[1]	7.500	01/01/2025	1,195,777
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500	03/01/2018	2,863,482
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	787,220
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	809,712
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,230,790
10,000,000	WI H&EFA (AHCG/SVH/SVE Obligated Group)[5]	5.000	11/15/2033	11,103,200
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	846,008
2,015,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	2,265,223
1,000,000	WI H&EFA (Eastcastle Place)	6.125	12/01/2034	556,030
7,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	7,530,551
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.800	08/01/2029	2,406,083
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000	07/01/2031	726,634
1,325,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750	07/15/2032	1,350,096
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000	07/15/2042	852,529
				37,083,789
Total Municipal Bonds and Notes (Cost $8,766,768,004)				8,122,445,573
Corporate Bonds and Notes—0.1%
10,231,044	Delta Air Lines, Inc., Sr. Unsec. Nts.[13] (Cost $10,128,735)	8.000	12/01/2015	9,992,968

Shares
Common Stocks—0.0%
1,111	Converted Organics, Inc.[13,14]			3
7,679	Delta Air Lines, Inc.[13,14]			74,102
59,830	General Motors Co.[13,14]			1,179,249
Total Common Stocks (Cost $9,860,298)				1,253,354
Preferred Stocks—0.0%
9,486	Converted Organics, Inc., Series A13,14 (Cost $9,486,000)			6

69	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

Units		Strike Price	Expiration	Value
Rights, Warrants, and Certificates—0.0%
54,392	General Motors Co. Wts.[13,14]	$10.000	07/10/2016	$600,488
54,392	General Motors Co. Wts.[13,14]	18.330	07/10/2019	366,602

Total Rights, Warrants, and Certificates (Cost $7,679,687)				967,090
Total Investments, at Value (Cost $8,803,922,724)—119.0%				8,134,658,991
Liabilities in Excess of Other Assets—(19.0)				(1,301,447,793)

Net Assets—100.0%				$6,833,211,198

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See Note 1 of the accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Represents the current interest rate for a variable or increasing rate security.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,365,380 or 0.03% of the Fund’s net assets as of July 31, 2012.

10. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $41,566,566, which represents 0.61% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
IL Finance Authority (Sedgebrook)	5/20/09	$—	$20	$20
IL Finance Authority (Sedgebrook)	6/9/09	—	90	90
IL Finance Authority (Sedgebrook)	8/17/07-5/19/09	—	85	85
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	37,403,862	41,566,371	4,162,509

		$37,403,862	$41,566,566	$4,162,704

12. Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

13. Received as a result of a corporate action.

14. Non-income producing security.

70	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGH	Adventist Glenoaks Hospital
AH	Ascension Health
AHACHC	ARC/HDS Alamance County Housing Corp.
AHCG	Ascension Health Credit Group
AHCN	Advocate Health Care Network
AH&HC	Advocate Health & Hospitals Corp.
AHSGA	Adventist Health System-Georgia
ANSHN	Advocate North Side Health Network
AUS	Allegheny United Hospital
BHI	Baptist Homes of Indiana
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Center
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CFGH	Central Florida Group Homes
CLC	Christian Living Communities
CLCSF	Christian Living Communities Stewardship Fund
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority

HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IFPCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
L.I.	Long Island
LH	Lowman Home
LS	Lutheran Services
MCP	Medical College Of Pennsylvania
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NH	Northgate Housing
NTH	North Terrace Housing
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHC	Piedmont Healthcare
PHF	Piedmont Hospital Foundation
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Securities
RUMC	Rush University Medical Center
Res Rec	Resource Recovery Facility
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SVE	St. Vincent’s East

71	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS    Continued

SVH	Saint Vincent’s Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System

VH	Village Housing
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation

See accompanying Notes to Financial Statements.

72	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value (cost $8,803,922,724)—see accompanying statement of investments	$8,134,658,991
Cash	737,940
Receivables and other assets:
Interest	110,434,780
Investments sold	21,742,745
Shares of beneficial interest sold	21,649,494
Other	2,724,287
Total assets	8,291,948,237
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,270,215,000
Payable on borrowings (See Note 7)	140,000,000
Investments purchased (including $18,319,066 purchased on a when-issued or delayed delivery basis)	27,302,272
Shares of beneficial interest redeemed	11,360,724
Dividends	7,195,835
Trustees’ compensation	765,219
Distribution and service plan fees	758,998
Transfer and shareholder servicing agent fees	276,414
Shareholder communications	108,688
Interest expense on borrowings and reverse repurchase agreements	34,743
Other	719,146
Total liabilities	1,458,737,039
Net Assets	$6,833,211,198
Composition of Net Assets
Paid-in capital	$9,991,733,414
Accumulated net investment income	15,146,585
Accumulated net realized loss on investments	(2,504,405,068)
Net unrealized depreciation on investments	(669,263,733)
Net Assets	$6,833,211,198

73	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,463,155,651 and 594,864,790 shares of beneficial interest outstanding)	$7.50
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,197,405 and 21,403,875 shares of beneficial interest outstanding)	$7.53
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,691,778,140 and 226,126,850 shares of beneficial interest outstanding)	$7.48
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $517,080,002 and 68,974,266 shares of beneficial interest outstanding)	$7.50

See accompanying Notes to Financial Statements.

74	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$486,454,792
Other income	2,522
Total investment income	486,457,314
Expenses
Management fees	22,514,845
Distribution and service plan fees:
Class A	5,961,008
Class B	1,407,559
Class C	13,811,968
Transfer and shareholder servicing agent fees:
Class A	2,017,580
Class B	207,092
Class C	1,041,500
Class Y	170,778
Shareholder communications:
Class A	151,177
Class B	13,283
Class C	75,574
Class Y	13,974
Interest expense and fees on short-term floating rate notes issued (See Note 1)	18,416,410
Borrowing fees and reverse repurchase agreement fees	6,961,423
Interest expense on borrowings and reverse repurchase agreements	175,756
Trustees’ compensation	136,510
Custodian fees and expenses	64,926
Administration service fees	1,500
Other	3,789,709
Total expenses	76,932,572
Less waivers and reimbursements of expenses	(88,701)
Net expenses	76,843,871
Net Investment Income	409,613,443
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(219,526,293)
Net change in unrealized appreciation/depreciation on investments	745,187,448
Net Increase in Net Assets Resulting from Operations	$935,274,598

See accompanying Notes to Financial Statements.

75	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$409,613,443	$464,306,482
Net realized loss	(219,526,293)	(713,965,519)
Net change in unrealized appreciation/depreciation	745,187,448	452,559,457
Net increase in net assets resulting from operations	935,274,598	202,900,420
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(294,568,141)	(335,370,538)
Class B	(10,167,728)	(13,440,285)
Class C	(101,413,463)	(113,380,710)
Class Y	(25,454,773)	(3,413,910)
	(431,604,105)	(465,605,443)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	164,925,625	(493,023,518)
Class B	(13,872,549)	(55,101,037)
Class C	85,266,098	(173,696,335)
Class Y	309,823,565	164,319,295
	546,142,739	(557,501,595)
Net Assets
Total increase (decrease)	1,049,813,232	(820,206,618)
Beginning of period	5,783,397,966	6,603,604,584
End of period (including accumulated net investment income of $15,146,585 and $28,299,739, respectively)	$6,833,211,198	$5,783,397,966

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

76	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2012

Cash Flows from Operating Activities
Net increase in net assets from operations	$935,274,598
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(1,253,191,697)
Proceeds from disposition of investment securities	798,278,237
Short-term investment securities, net	(16,187,955)
Premium amortization	5,065,374
Discount accretion	(62,388,870)
Net realized loss on investments	219,526,293
Net change in unrealized appreciation/depreciation on investments	(745,187,448)
Change in assets:
Increase in other assets	(1,216,971)
Increase in interest receivable	(7,943,426)
Increase in receivable for securities sold	(18,528,714)
Change in liabilities:
Increase in payable for securities purchased	23,133,289
Increase in other liabilities	227,844
Net cash used in operating activities	(123,139,446)
Cash Flows from Financing Activities
Proceeds from borrowings	1,214,900,000
Payments on borrowings	(1,118,400,000)
Payments on short-term floating rate notes issued	(58,910,000)
Payments on reverse repurchase agreements	(10,000,000)
Proceeds from shares sold	1,851,028,325
Payments on shares redeemed	(1,640,884,820)
Cash distributions paid	(114,580,572)
Net cash provided by financing activities	123,152,933
Net increase in cash	13,487
Cash, beginning balance	724,453
Cash, ending balance	$737,940

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $316,542,768.

Cash paid for interest on borrowings and reverse repurchase agreements—$150,162.

Cash paid for interest on short-term floating rate notes issued—$18,416,410.

See accompanying Notes to Financial Statements.

77	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class A	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.92	$7.17	$5.90	$8.89	$12.43
Income (loss) from investment operations:
Net investment income[2]	.50	.55	.57	.62	.70
Net realized and unrealized gain (loss)	.60	(.25)	1.25	(2.98)	(3.57)
Total from investment operations	1.10	.30	1.82	(2.36)	(2.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.55)	(.55)	(.63)	(.67)
Net asset value, end of period	$7.50	$6.92	$7.17	$5.90	$8.89
Total Return, at Net Asset Value[3]	16.63%	4.65%	31.39%	(26.44)%	(23.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,463,156	$3,969,090	$4,651,798	$3,408,946	$4,503,510
Average net assets (in thousands)	$4,001,353	$4,149,509	$4,393,199	$3,338,722	$4,903,394
Ratios to average net assets:[4]
Net investment income	7.00%	8.07%	8.04%	9.89%	6.70%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.64%	0.64%	0.59%	0.62%	0.57%
Interest and fees from borrowings and reverse repurchase agreements	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.07%	1.10%	1.25%	2.97%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.10%	1.25%	2.97%	2.04%
Portfolio turnover rate	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

78	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class B	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.94	$7.19	$5.92	$8.91	$12.46
Income (loss) from investment operations:
Net investment income[2]	.44	.50	.51	.57	.62
Net realized and unrealized gain (loss)	.61	(.26)	1.25	(2.99)	(3.58)
Total from investment operations	1.05	.24	1.76	(2.42)	(2.96)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.49)	(.49)	(.57)	(.59)
Net asset value, end of period	$7.53	$6.94	$7.19	$5.92	$8.91
Total Return, at Net Asset Value[3]	15.76%	3.75%	30.18%	(27.02)%	(24.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,197	$162,309	$226,466	$212,745	$356,192
Average net assets (in thousands)	$156,216	$186,637	$237,875	$232,793	$458,627
Ratios to average net assets:[4]
Net investment income	6.17%	7.21%	7.23%	8.99%	5.86%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.48%	1.49%	1.46%	1.46%	1.38%
Interest and fees from borrowings and reverse repurchase agreements	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.91%	1.95%	2.12%	3.81%	2.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.95%	2.12%	3.81%	2.85%
Portfolio turnover rate	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

79	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,
Class C	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.90	$7.15	$5.89	$8.87	$12.41
Income (loss) from investment operations:
Net investment income[2]	.44	.50	.51	.57	.62
Net realized and unrealized gain (loss)	.61	(.25)	1.25	(2.97)	(3.57)
Total from investment operations	1.05	.25	1.76	(2.40)	(2.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.50)	(.50)	(.58)	(.59)
Net asset value, end of period	$7.48	$6.90	$7.15	$5.89	$8.87
Total Return, at Net Asset Value[3]	15.80%	3.86%	30.27%	(26.98)%	(24.26)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,691,778	$1,479,323	$1,725,341	$1,254,144	$1,658,830
Average net assets (in thousands)	$1,533,562	$1,545,519	$1,617,761	$1,215,913	$1,800,637
Ratios to average net assets:[4]
Net investment income	6.23%	7.30%	7.26%	9.09%	5.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.41%	1.41%	1.37%	1.40%	1.34%
Interest and fees from borrowings and reverse repurchase agreements	0.12%	0.11%	0.27%	1.01%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.31%	0.35%	0.39%	1.34%	1.25%
Total expenses	1.84%	1.87%	2.03%	3.75%	2.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.87%	2.03%	3.75%	2.81%
Portfolio turnover rate	11%	18%	16%	20%	37%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

80	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class Y	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.91	$6.90
Income (loss) from investment operations:
Net investment income[2]	.50	.36
Net realized and unrealized gain	.62	.02
Total from investment operations	1.12	.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.37)
Net asset value, end of period	$7.50	$6.91
Total Return, at Net Asset Value[3]	16.97%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$517,080	$172,676
Average net assets (in thousands)	$344,746	$62,327
Ratios to average net assets:[4]
Net investment income	7.05%	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.49%	0.48%
Interest and fees from borrowings and reverse repurchase agreements	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.31%	0.35%
Total expenses	0.92%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.95%
Portfolio turnover rate	11%	18%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

81	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the

82	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the

83	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse

84	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $998,285,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2012, municipal bond holdings with a value of $2,275,722,545 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $1,270,215,000 in short-term floating rate securities issued and outstanding at that date.

85	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

At July 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 4,400,000	CA GO ROLs[3]	11.764%	12/1/36	$4,715,216
77,555,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.707	6/1/47	57,046,356
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.693	7/1/39	6,271,777
5,550,000	CA Health Facilities Financing Authority ROLs[3]	7.911	11/15/42	6,109,829
12,000,000	CA Health Facilities Financing Authority ROLs[3]	8.350	11/15/46	13,472,160
5,000,000	CA Infrastructure and Economic Devel. (Sanford Cononsortium) RITES	7.822	5/15/40	6,228,100
2,615,000	Cerritos, CA Community College District DRIVERS	15.754	8/1/33	4,180,025
16,250,000	Chicago, IL GO ROLs[3]	8.430	1/1/33	19,411,275
975,000	Dallas-Fort Worth, TX International Airport ROLs[3]	14.600	11/1/35	978,510
11,000,000	Desert, CA Community College District[3]	11.501	8/1/37	13,779,920
2,525,000	Detroit, MI City School District ROLs[3]	18.324	5/1/29	4,980,007
5,000,000	District of Columbia GO ROLs[3]	7.864	4/1/43	5,806,200
2,500,000	District of Columbia GO ROLs[3]	7.864	4/1/35	3,041,050
9,265,000	District of Columbia GO ROLs[3]	7.862	4/1/43	10,758,425
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	18.607	11/1/48	7,155,088
14,530,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	7.849	6/15/29	17,572,582
6,865,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	8.283	6/15/37	8,210,952
1,445,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	7.837	6/15/29	1,747,048
5,000,000	Grossmont, CA Union High School District ROLs[3]	12.629	8/1/45	7,680,050
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.301	11/15/36	13,397,585
6,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.661	4/1/44	8,934,799
5,790,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.344	4/1/44	7,586,348
3,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.331	4/1/44	4,807,260
3,335,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.335	4/1/44	4,368,883
2,935,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.334	4/1/44	3,844,821
1,670,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	12.318	4/1/44	2,186,949
6,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.718	11/1/39	7,842,125
2,500,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.500	11/1/39	3,083,600
20,000,000	IL Metropolitan Pier & Exposition Authority ROLs[3]	8.786	6/15/50	24,862,000
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	16.206	8/15/24	5,451,600
8,500,000	Lakeland, FL Energy System DRIVERS	8.243	10/1/36	13,504,630
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.032	5/15/30	11,654,587
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.861	7/1/34	1,865,300
13,440,000	Los Angeles, CA Unified School District DRIVERS	7.848	7/1/30	15,956,774
2,750,000	Los Angeles, CA Unified School District ROLs[3]	14.449	7/1/32	4,142,160
1,835,000	Los Angeles, CA Unified School District ROLs[3]	15.029	1/1/34	2,801,898
2,640,000	Los Angeles, CA Unified School District ROLs[3]	15.035	1/1/34	4,031,069
2,190,000	Los Angeles, CA Unified School District ROLs[3]	14.891	1/1/34	3,343,955
7,500,000	Los Angeles, CA Unified School District ROLs[3]	15.109	7/1/32	11,326,500
6,050,000	MA Educational Financing Authority ROLs[3]	15.364	1/1/30	7,847,879
3,750,000	MA HFA ROLs[3]	10.853	6/1/49	4,168,650
3,010,000	MA HFA ROLs[3]	11.090	12/1/49	3,279,305

86	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 8,895,000	MA HFA ROLs[3]	8.554%	12/1/42	$10,213,239
16,695,000	MA HFA ROLs[3]	11.574	7/1/25	17,840,277
9,775,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	11.498	10/1/32	11,528,831
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	11.180	10/1/34	4,380,840
12,500,000	MI Finance Authority ROLs[3]	8.044	12/1/33	15,242,000
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.779	8/1/35	7,864,661
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	11.321	10/1/40	5,832,800
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.770	2/1/27	3,804,000
2,500,000	Miami-Dade County, FL School Board ROLs[3]	14.899	2/1/27	3,657,500
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.206	2/1/34	18,323,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.484	11/15/23	4,745,400
2,885,000	Newport Beach, CA GO ROLs[3]	15.042	12/1/24	3,456,576
3,420,000	NJ EDA ROLs[3]	11.139	9/1/24	5,319,810
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.248	6/1/29	52,731,409
3,300,000	NJ Transportation Trust Fund Authority ROLs[3]	11.143	12/15/23	5,658,279
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.484	8/15/39	14,805,560
27,805,000	North TX Tollway Authority ROLs[3]	8.846	9/1/41	38,371,456
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.200	1/15/44	22,881,371
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.046	6/15/40	5,922,720
7,290,000	NYC Transitional Finance Authority ROLs[3]	7.800	2/1/30	9,839,021
9,065,000	NYC Transitional Finance Authority ROLs[3]	7.802	2/1/35	11,848,680
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.747	6/1/39	4,195,430
7,720,000	Peralta, CA Community College District DRIVERS	7.847	8/1/35	8,620,461
3,100,000	Pima County, AZ IDA ROLs[3]	16.446	7/1/39	4,305,404
12,500,000	Port Authority NY/NJ, 166th Series DRIVERS	8.283	7/15/36	17,010,750
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	12.601	10/1/32	13,363,925
3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	12.005	8/1/57	4,369,686
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.136	8/1/57	6,214,350
8,875,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	11.967	8/1/57	10,566,043
2,870,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.889	10/1/47	3,292,005
1,082,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	14.095	12/1/39	1,348,994
9,335,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	12.109	4/1/47	13,164,590
2,500,000	San Jacinto, TX Community College District ROLs[3]	14.884	2/15/38	3,512,500
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	17.063	11/15/24	6,040,860
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.806	11/15/29	14,670,660
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.849	12/1/33	8,127,135
375,000	Tes Properties, WA DRIVERS	16.616	12/1/29	594,600
3,000,000	Tes Properties, WA DRIVERS	17.050	12/1/38	4,603,560
107,295,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.336	12/15/26	176,989,540
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.451	11/1/28	5,880,818
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Childrens Healthcare System Obligated Group)	12.992	10/1/38	7,121,600
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.689	11/1/18	8,205,405

87	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.375%	12/1/29	$6,473,552
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.377	12/1/29	4,161,569
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.379	12/1/29	9,516,236
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.376	12/1/34	3,775,620
1,875,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	19.256	11/1/39	3,502,425
3,750,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	17.513	11/1/45	6,075,450
5,000,000	WI H&EFA ROLs[3]	7.914	11/15/33	6,103,200

				$1,005,507,545

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $1,270,215,000 or 15.32% of its total assets as of July 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed

88	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$18,319,066

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2012 is as follows:

Cost	$855,332,124
Market Value	$409,165,262
Market Value as a % of Net Assets	5.99%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 31, 2012, securities with an aggregate market value of $15,468,432, representing 0.23% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $581,254 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

89	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$134,854,282	$—	$2,472,419,406	$701,013,397

1. As of July 31, 2012, the Fund had $2,472,419,406 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515
No expiration	872,554,142

Total	$2,472,419,406

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$2,463,415	$8,837,508	$6,374,093

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Exempt-interest dividends	$426,627,542	$461,604,460
Ordinary income	4,976,563	4,000,983

Total	$431,604,105	$465,605,443

90	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,478,247,732 [1]

Gross unrealized appreciation	$831,972,338
Gross unrealized depreciation	(1,532,985,735)

Net unrealized depreciation	$(701,013,397)

1. The Federal tax cost of securities does not include cost of $1,357,424,656, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$45,602
Payments Made to Retired Trustees	54,400
Accumulated Liability as of July 31, 2012	399,776

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend

91	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are

92	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

93	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

94	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$18,436,390	$—	$18,436,390
Alaska	—	14,602,226	—	14,602,226
Arizona	—	149,911,826	—	149,911,826
Arkansas	—	4,256,560	—	4,256,560
California	—	1,272,798,560	—	1,272,798,560
Colorado	—	293,436,605	—	293,436,605
Connecticut	—	4,755,442	—	4,755,442
Delaware	—	6,480,746	—	6,480,746
District of Columbia	—	229,841,441	—	229,841,441
Florida	—	841,246,960	—	841,246,960
Georgia	—	86,599,807	—	86,599,807
Hawaii	—	9,316,910	—	9,316,910
Idaho	—	1,944,581	—	1,944,581
Illinois	—	490,331,072	195	490,331,267
Indiana	—	112,934,421	11,642,927	124,577,348
Iowa	—	137,153,353	—	137,153,353
Kansas	—	4,477,329	—	4,477,329
Kentucky	—	20,806,445	—	20,806,445
Louisiana	—	91,771,708	—	91,771,708
Maine	—	19,420,695	—	19,420,695
Maryland	—	18,979,564	—	18,979,564
Massachusetts	—	132,410,283	—	132,410,283
Michigan	—	276,652,824	—	276,652,824
Minnesota	—	54,723,120	—	54,723,120
Mississippi	—	14,449,373	—	14,449,373

95	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bond and Notes Continued
Missouri	$—	$100,619,326	$—	$100,619,326
Montana	—	7,766,086	—	7,766,086
Multi States	—	4,559,920	—	4,559,920
Nebraska	—	60,605,851	—	60,605,851
Nevada	—	8,927,721	—	8,927,721
New Hampshire	—	7,777,837	—	7,777,837
New Jersey	—	517,584,401	—	517,584,401
New Mexico	—	18,953,639	—	18,953,639
New York	—	473,225,640	—	473,225,640
North Carolina	—	68,906,765	—	68,906,765
North Dakota	—	3,830,512	—	3,830,512
Ohio	—	339,448,562	—	339,448,562
Oklahoma	—	86,236,295	—	86,236,295
Oregon	—	6,568,822	—	6,568,822
Pennsylvania	—	78,191,729	—	78,191,729
Rhode Island	—	106,061,712	—	106,061,712
South Carolina	—	39,101,263	—	39,101,263
South Dakota	—	37,108,937	—	37,108,937
Tennessee	—	16,669,885	—	16,669,885
Texas	—	998,171,109	—	998,171,109
U.S. Possessions	—	471,067,504	—	471,067,504
Utah	—	16,996,310	—	16,996,310
Vermont	—	3,076,409	—	3,076,409
Virginia	—	72,678,906	—	72,678,906
Washington	—	182,248,506	—	182,248,506
West Virginia	—	39,596,774	—	39,596,774
Wisconsin	—	37,083,789	—	37,083,789
Corporate Bonds and Notes	—	9,992,968	—	9,992,968
Common Stocks	1,253,354	—	—	1,253,354
Preferred Stocks	—	—	6	6
Rights, Warrants, and Certificates	967,090	—	—	967,090

Total Assets	$2,220,444	$8,120,795,419	$11,643,128	$8,134,658,991

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

96	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	156,963,967	$1,112,830,969	174,837,734	$1,189,348,314
Dividends and/or distributions reinvested	30,868,483	218,878,664	29,980,327	204,080,360
Redeemed	(166,936,412)	(1,166,784,008)	(279,864,047)	(1,886,452,192)

Net increase (decrease)	20,896,038	$164,925,625	(75,045,986)	$(493,023,518)

Class B
Sold	3,793,692	$26,995,638	3,931,229	$27,120,677
Dividends and/or distributions reinvested	1,083,781	7,702,380	1,173,415	8,012,346
Redeemed	(6,862,389)	(48,570,567)	(13,208,670)	(90,234,060)

Net decrease	(1,984,916)	$(13,872,549)	(8,104,026)	$(55,101,037)

Class C
Sold	41,563,092	$294,751,702	40,166,268	$275,191,255
Dividends and/or distributions reinvested	10,213,554	72,200,250	9,982,619	67,768,179
Redeemed	(40,136,991)	(281,685,854)	(76,950,092)	(516,655,769)

Net increase (decrease)	11,639,655	$85,266,098	(26,801,205)	$(173,696,335)

Class Y
Sold	60,733,470	$426,835,262	26,073,100	$171,623,150
Dividends and/or distributions reinvested	2,486,782	17,761,474	453,856	3,063,279
Redeemed	(19,231,279)	(134,773,171)	(1,541,663)	(10,367,134)

Net increase	43,988,973	$309,823,565	24,985,293	$164,319,295

1. For the year ended July 29, 2011, for Class A, Class B and Class C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011, for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,253,191,697	$798,278,237

97	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $3,413,826 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and

98	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$13,909,147
Class C	38,956,791

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$1,648,841	$218,832	$292,814	$143,883

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2012, the Manager reimbursed the Fund $88,701 for legal costs and fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to October 1, 2011. Effective October 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are

99	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

6. Restricted Securities Continued

marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. The Agreement’s terms specifically limit individual borrowings of the Fund to $1.0 billion. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.3384% as of July 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its

100	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

participation in the borrowing facility during the year ended July 31, 2012 equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.338%. Details of the borrowings for the year ended July 31, 2012 are as follows:

Average Daily Loan Balance	$59,101,913
Average Daily Interest Rate	0.274%
Fees Paid	$6,169,020
Interest Paid	$135,634

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the

101	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued

8. Reverse Repurchase Agreements Continued

counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments.

Details of reverse repurchase agreement transactions for the year ended July 31, 2012 are as follows:

Average Outstanding Daily Balance	$382,514
Average Daily Interest Rate	1.688%
Fees Paid	$2,081,575
Interest Paid	$14,528

9. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class

102	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

103	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (a separate series of the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2012

104	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CREDIT ALLOCATION    Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of July 31, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of July 31, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO-Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	6.8%	0.0%	6.8%
AA	22.1	0.5	22.6
A	9.6	0.1	9.7
BBB	10.1	5.0	15.1
BB or lower	16.4	29.4	45.8

Total	65.0%	35.0%	100.0%

105	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction. 98.85% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

106	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

107	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (July 2012-June 2013); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

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David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58

109	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS    Unaudited / Continued

Joel W. Motley, Continued	portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 48	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-December 2010); Associate Portfolio Manager of the Manager (January 2008-November 2010). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Assistant Vice President of the Manager (since December 2010); Research Analyst of the Manager (January 2008-November 2010); Credit Analyst of the Manager (May 2006-February 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since June 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May

111	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

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Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS FUND

A Series of Oppenheimer Multi-State Municipal Trust
Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

114	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

115	OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY NOTICE

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $136,300 in fiscal 2012 and $133,600 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,500 in fiscal 2012 and $7,857 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $324,306 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, compliance procedures, and GIPS attestation procedures

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $10,650 in fiscal 2012 and $2,850 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  tax compliance, tax planning and tax advice.  Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $660,220 in fiscal 2012 and $179,207 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications.  The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort.  The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2012